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EXHIBIT 4.2

December 4, 2003

JPMorgan Chase Bank,
4 New York Plaza, 15th Floor,
New York, New York 10004.

Re: Fiscal Agency Agreement

Ladies and Gentlemen:

This letter of agreement (this "Agreement") will confirm the appointment by Financement-Québec ("Financement-Québec") of JPMorgan Chase Bank (the "Fiscal Agent", which term shall, unless the context otherwise requires, include its successors and assigns) upon the terms and conditions set forth below to act as fiscal agent, in The City of New York, in connection with the issuance by Financement-Québec of Medium-Term Notes, Series A, Due Nine Months or More from Date of Issue (the "Notes"), guaranteed unconditionally as to payment of principal and premium, if any, and interest by Québec (the "Guarantor"). The Notes shall be sold on behalf of Financement-Québec by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. or such other agents as Financement-Québec may appoint from time to time and of whose appointment the Fiscal Agent shall be notified in writing by Financement-Québec (the "Agents"). The Notes may also be sold by Financement-Québec to an Agent, acting as principal, or by Financement-Québec directly.

Section 1.    Safekeeping, Completion and Issuance of Notes.

        (a)   The Fiscal Agent shall act as depositary for the safekeeping and as agent for the completion, authentication, issuance and delivery of the Notes provided by Financement-Québec to the Fiscal Agent from time to time. Notes will be represented by one or more fully registered global securities without coupons (each, a "Global Note") registered in the name of The Depository Trust Company, as depositary, its nominee or another depositary or its nominee. Owners of beneficial interests in Global Notes will be entitled to physical delivery of Notes issued in definitive registered form without coupons ("Certificated Notes") equal in principal amount to their respective beneficial interests only under certain limited circumstances described in the Notes. Each Certificated Note shall be substantially in the form set forth in Exhibit A hereto if the Note bears interest at a fixed rate ("Fixed Rate Notes") or Exhibit B hereto if the Note bears interest at rates determined by reference to an interest rate basis ("Floating Rate Notes"), with such changes and additions as shall be subsequently approved on behalf of Financement-Québec by an Authorized Official, as defined below. Global Notes shall be substantially in the forms as set forth in Exhibit C hereto in the case of a Global Note which represents Fixed Rate Notes or Exhibit D hereto in the case of a Global Note which represents Floating Rate Notes, with such changes or additions as shall be subsequently approved on behalf of Financement-Québec by an Authorized Official. For the purposes hereof, "Authorized Official" shall mean the persons authorized, pursuant to Internal by-law 1.1 of Financement-Québec and evidenced by a certificate of incumbency including specimen signatures, to sign documents relating to financial transactions of Financement-Québec. If any Authorized Official ceases to be an Authorized Official, the Fiscal Agent may nonetheless complete, countersign, issue and deliver any Note co-executed by such official until otherwise instructed by an Authorized Official. The guarantee of the Guarantor shall be endorsed on the Notes. No Note shall be a valid obligation of Financement-Québec or the Guarantor until authenticated by a Bank Authorized Officer. For the purposes hereof, "Bank Authorized Officer" shall mean any authorized signatory of the Fiscal Agent set forth in a certificate delivered to Financement-Québec by the Fiscal Agent on the date hereof or any subsequent certificate delivered to Financement-Québec by the Fiscal Agent after such date.

        (b)   The terms of the Notes appearing on the face of the Notes delivered by Financement-Québec to the Fiscal Agent, including the face amount, issue date, maturity date, denominations, rate of interest or interest rate formula and other terms to be specified in a pricing supplement shall be in blank. The Notes delivered by Financement-Québec to the Fiscal Agent shall be executed on behalf of Financement-Québec as provided in the applicable resolution of Financement-Québec. The Fiscal Agent shall not authenticate a Note until its date of issue. The Fiscal Agent shall take all reasonable measures to protect the blank Notes held by it in safekeeping against loss, disappearance, theft, damage or destruction and insure that they are secure at all times. The Fiscal

Agent shall promptly advise Financement-Québec and the Guarantor of any loss, disappearance, theft, damage to or destruction of blank Notes held by it in safekeeping. Blank Notes held by the Fiscal Agent shall only be returned to Financement-Québec upon instructions from an Authorized Official and not otherwise.

        (c)   The Fiscal Agent shall comply with all of the procedures set forth in the "Public Medium-Term Note Administrative Procedures for Fixed and Floating Rate Notes" (the "Administrative Procedures"), as such Administrative Procedures may be agreed upon from time to time by the Agents, Financement-Québec and the Fiscal Agent, including, but not limited to, the procedures governing the issuance and settlement of the Notes.

Section 2.    Payment of Principal, Premium and Interest.

        (a)   The Fiscal Agent shall, at least two Business Days (as defined in the Notes) prior to each Maturity Date (as defined in the Notes) and Interest Payment Date (each as specified on the face of the Notes), notify Financement-Québec of the aggregate amount payable by Financement-Québec on such Maturity Date or Interest Payment Date in U.S. dollars.

        (b)   All sums payable to the Fiscal Agent hereunder in respect of the Notes shall be paid in U.S. dollars to such account at such bank as the Fiscal Agent may from to time indicate to Financement-Québec not less than two Business Days prior to the payment date. All payments shall be made in The City of New York in same-day funds.

        (c)   In order to provide for the payment of principal and any premium and interest in respect of the Notes as the same shall become due, Financement-Québec shall remit the amount referred to in Section 2(a) to the Fiscal Agent, not later than 9:30 a.m., New York City time, on each Interest Payment Date and Maturity Date.

        (d)   Financement-Québec shall confirm to the Fiscal Agent, by facsimile, not later than 10:00 a.m., New York City time, on the Business Day immediately preceding the day any amount is due to be remitted to the Fiscal Agent as provided in the preceding paragraph, that Financement-Québec has issued irrevocable payment instructions for the transfer of the relevant sum to such account with such bank as the Fiscal Agent shall have notified to Financement-Québec as provided above.

        (e)   The Fiscal Agent shall pay the interest on the Notes to the registered holders thereof on the dates, at the rates and in the manner provided for in the Notes. The Fiscal Agent shall be responsible for withholding any taxes on interest paid on the Notes as required by applicable law, but shall be relieved from any such responsibility if it acts in good faith and in reliance upon an opinion of counsel provided to it by Financement-Québec.

        (f)    All Notes presented for payment on a Maturity Date at the office of the Fiscal Agent specified in the Note shall be verified as to their authenticity by the Fiscal Agent and the principal thereof, premium, if any, and interest thereon shall be paid in the manner provided for in the Notes.

        (g)   The Fiscal Agent shall, as soon as possible and in any event within three months after the date of any redemption (or purchase for cancellation) or payment of Notes, furnish to Financement-Québec and the Guarantor a certificate, duly signed by a representative of the Fiscal Agent, stating:

  (i)
  the aggregate Principal Amount of the Notes of any Issue which have been redeemed (or purchased) or paid and cancelled; and

  (ii)
  the serial number of such Notes.

        (h)   Unless otherwise instructed by Financement-Québec or the Guarantor, the Fiscal Agent shall destroy the cancelled Notes in its possession in accordance with customary procedures and furnish Financement-Québec and the Guarantor with a destruction certificate duly signed by a representative of the Fiscal Agent.

        (i)    Financement-Québec reserves the right to appoint, at its discretion, additional agents for the payment of principal of, premium, if any, and interest on, the Notes at such place or places as Financement-Québec may determine. Financement-Québec shall notify the Fiscal Agent of its appointment of any such agent. No such appointment shall in any way affect the rights of the Fiscal Agent hereunder.

        (j)    The Fiscal Agent shall, to the extent permitted by law, promptly return to Financement-Québec any funds transferred to it for payments with respect to the Notes that are not paid to the holders of Notes (i) at the expiration of three years after the due date for payment thereof and upon the written request of Financement-Québec or (ii) if no such request is made, at the expiration of three years after the due date for payment of the full principal amount of the Notes or, as the case may be, the remaining part thereof; thereafter, the holders of Notes shall look only to Financement-Québec for any payment of such funds.

        (k)   Payment by the Fiscal Agent in respect of any Note shall only be made out of funds made available hereunder by or for Financement-Québec or the Guarantor in respect of that Note; in the event of Financement-Québec or the Guarantor failing on any occasion to appropriate funds made available hereunder to any particular Notes, the Fiscal Agent shall forthwith make such appropriation on the basis that funds shall be appropriated to Notes in the order in which payments in respect thereof respectively fell or fall due.

Section 3.    Exchange of Notes.

        The Fiscal Agent is hereby authorized from time to time in accordance with the provisions of the Notes to authenticate and deliver Notes in exchange for other Notes of other authorized denominations in the manner provided for in the Notes.

Section 4.    Register.

        The Fiscal Agent, as agent of Financement-Québec, shall act as registrar of the Notes and shall maintain at its corporate trust office in The City of New York, a register for the Notes (the "Register") for the registration of transfers of the Notes. Transfers of Notes shall be completed in the manner provided for in the Notes. No service charge shall be made for any registration, registration of transfer or exchange of Notes, but the Fiscal Agent may require payment of a sum sufficient to cover any stamp or other tax or governmental charge in connection therewith.

Section 5.    Terms and Conditions.

        The Fiscal Agent accepts its obligations herein set out upon the terms and conditions hereof, including the following, to all of which Financement-Québec and the Guarantor agree:

          (a)   The Fiscal Agent shall receive from Financement-Québec a duly certified copy of Resolution No. CA-13062003-05 of Financement-Québec authorizing (i) the execution, delivery and performance of this Agreement, and (ii) the execution and delivery of Notes in accordance herewith;

          (b)   The Fiscal Agent shall receive from the Guarantor a duly certified copy of Order in Council No. 668-2003 of the Government of Québec approving the aforesaid Resolution and authorizing the guarantee of the Notes by the Guarantor;

          (c)   In acting under this Agreement, the Fiscal Agent is acting solely as agent of Financement-Québec and does not assume any obligation toward, or any relationship of agency or trust for or with, any of the holders of the Notes;

          (d)   Unless herein otherwise specifically provided, any order, certificate, notice, request, direction or other communication from Financement-Québec made or given under any provision of this Agreement shall be sufficient if signed by any person whom the Fiscal Agent reasonably believes to be an Authorized Official;

          (e)   The Fiscal Agent shall be obliged to perform only such duties as are set out specifically herein, in the Administrative Procedures and the Notes and no implied duties, terms or conditions shall be read into this Agreement, the Administrative Procedures and the Notes;

          (f)    The Fiscal Agent shall incur no liability hereunder except for loss sustained by reason of its gross negligence, willful misconduct or bad faith, or that of its directors, officers, employees or representatives; and

          (g)   In no event shall the Fiscal Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Fiscal Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 6.    Resignation; Removal; Successors.

        (a)   Except as provided below, the Fiscal Agent may at any time resign as Fiscal Agent by giving written notice to Financement-Québec and the Guarantor of such intention on its part, specifying the date on which its desired resignation shall become effective, provided that such notice shall be given not fewer than thirty days prior to the said effective date unless Financement-Québec otherwise agrees in writing. Except as provided below, the Fiscal Agent may be removed by the filing with it of an instrument in writing signed by Financement-Québec specifying such removal and the date when it shall become effective. Such resignation or removal shall take effect only as provided in Section 6(c) below.

        (b)   If at any time the Fiscal Agent shall resign or be removed, or shall become incapable of acting or shall be adjudged bankrupt or insolvent, or an order is made or effective resolution is passed to wind up the Fiscal Agent, or if the Fiscal Agent shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors, or shall consent to the appointment of a receiver or administrator of all or any substantial part of its property or other similar official, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or administrator of the Fiscal Agent or of all or any substantial part of its property or other similar official shall be appointed, or if any order of any court shall be entered approving any petition filed by or against the Fiscal Agent under the provisions of any applicable bankruptcy or insolvency law, or if any public officer shall take charge or control of the Fiscal Agent or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then a successor Fiscal Agent (which, to qualify as such, shall be a bank or trust company organized and doing business under the laws of the United States of America or of any State thereof, in good standing and having an established place of business in The City of New York and authorized under such laws to exercise corporate trust powers) shall be appointed by Financement-Québec as hereinafter provided.

        (c)   Any successor Fiscal Agent hereunder shall be appointed by Financement-Québec by a written instrument signed by both Financement-Québec and the successor Fiscal Agent. Upon payment to the predecessor Fiscal Agent of all previously unpaid amounts due in connection with the performance of its duties and obligations hereunder, and upon receipt by such predecessor Fiscal Agent of an executed copy of such signed, written instrument, (i) such predecessor Fiscal Agent shall become obliged to transfer and deliver, and such successor Fiscal Agent shall be entitled to receive, copies of any relevant records maintained by such predecessor Fiscal Agent, including all Notes then in the custody of the Fiscal Agent, the Register and all records of transfer and payment, together with an accounting for all Notes received by the Fiscal Agent pursuant to this Agreement, (ii) such successor Fiscal Agent without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor Fiscal Agent with like effect as if originally named the Fiscal Agent hereunder and (iii) such predecessor Fiscal Agent shall thereupon cease to be Fiscal Agent hereunder.

        (d)   Any corporation into which the Fiscal Agent may be merged or converted, any corporation with which the Fiscal Agent may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Fiscal Agent shall be a party, or any corporation to which the Fiscal Agent may sell or otherwise transfer all or substantially all of its corporate trust assets or business shall, to the extent permitted by applicable law and provided that it shall be a responsible financial firm or institution having an established place of business in The City of New York, be the successor Fiscal Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto. Notice of any such merger, conversion or consolidation shall forthwith be given to Financement-Québec and the Calculation Agent as designated in the Calculation Agency Agreement, dated December 4, 2003 between Financement-Québec and JPMorgan Chase Bank.

Section 7.    Meetings of Holders of Notes

        (a)   The Fiscal Agent shall, on receipt of a written request of Financement-Québec or a written request signed in one or more counterparts by the holders of not less than 10% of the principal amount of the Notes then outstanding and upon being indemnified to its reasonable satisfaction by Financement-Québec or the holders of Notes signing such request against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the holders of Notes for any lawful purpose affecting their interests. If the Fiscal Agent fails to give notice convening such meeting within 30 days after receipt of such request and indemnity, Financement-Québec or such holders of Notes, as the case may be, may convene such meeting. Every such meeting shall be held in The City of New York or such other place as may be approved or determined by the Fiscal Agent.

        (b)   At least 21 days' notice of any meeting shall be given to the holders of Global Notes or Certificated Notes, as the case may be, in the manner provided pursuant to the provisions under "Notices" in the Notes and a copy thereof shall be sent by post to the Fiscal Agent unless the meeting has been called by it, and to Financement-Québec, unless the meeting has been called by Financement-Québec, and to the Guarantor. Such notice shall state the day, time, place and purpose of the meeting and the general nature of the business to be transacted thereat, and shall include a statement to the effect that, prior to 48 hours prior to the time fixed for the meeting, (i) in the limited circumstances in which Certificated Notes have been issued, those holders of Certificated Notes who deposit such Notes with the Fiscal Agent or any other person authorized for such purpose by the Fiscal Agent or Financement-Québec or (ii) in the case of Notes being represented by the Global Notes, those persons recorded in the Register, shall be entitled to obtain voting certificates for appointing proxies, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed at such meeting or any other provisions.

        (c)   A holder of Notes may appoint any person by instrument in writing as the holder's proxy in respect of a meeting of the holders of Notes or any adjournment of such meeting, and such proxy shall have all rights of the holder of Notes in respect of such meeting. All notices of meetings to the holder of a Global Note shall contain a requirement that DTC must notify DTC participants and, if known, beneficial owners of Notes of the meeting in accordance with procedures established from time to time by DTC. The registered holders of Notes shall seek voting instructions on the matters to be raised at such meeting from DTC participants or, if known, from the beneficial owners of Notes in accordance with the applicable procedure of DTC. For greater certainty, it is acknowledged that none of Financement-Québec, the Fiscal Agent, any clearing agency or any intermediary or participant shall be required to comply with the time limits set out in the applicable procedure of DTC but shall use all reasonable efforts to otherwise comply with such procedure and attempt to provide non-registered holders of Notes with meeting materials and voting rights as if such non-registered holders of Notes were registered holders thereof.

        (d)   Some person, who need not be a holder of Notes, nominated in writing by the Fiscal Agent shall be chairman of the meeting and if no person is so nominated or if the person so nominated is not present within 15 minutes from the time fixed for the holding of the meeting, the holders of Notes present in person or by proxy shall choose some person present to be chairman, and, failing such choice, Financement-Québec may appoint a chairman.

        (e)   At a meeting of holders of Notes, a quorum shall consist of two or more holders of Notes present in person or by proxy who represent at least a majority in aggregate principal amount of the Notes at the time outstanding. If a quorum of the holders of Notes shall not be present within one-half hour after the time fixed for holding any meeting, the meeting, if convened by or at the request of holders of Notes, shall be dissolved, but if otherwise convened the meeting shall stand adjourned without notice to the same day in the next week (unless such day is not a business day in the place where the meeting is to take place in which case it shall stand adjourned until the next such business day following thereafter) at the same time and place unless the chairman shall appoint some other place, day or time of which not less than seven days' notice shall be given in the manner provided above. At any adjourned meeting called by Financement- Québec or the Fiscal Agent two or more holders of Notes present in person or by proxy shall constitute a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not represent at least a majority in aggregate principal amount of the Notes then outstanding.

        (f)    The chairman of any meeting at which a quorum of the holders of Notes is present may, with the consent of the holder(s) of a majority in aggregate principal amount of the Notes represented thereat, adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

        (g)   Every motion or question submitted to a meeting shall be decided by Extraordinary Resolution (as defined below) and in the first place by the votes given on a show of hands. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive of the fact. On any question submitted to a meeting when ordered by the chairman or demanded by a show of hands by one or more holders of Notes acting in person or by proxy and holding at least 2% in aggregate principal amount of the Notes then outstanding, a poll shall be taken in such manner as the chairman shall direct.

        (h)   On a poll each holder of Notes present in person or represented by a proxy duly appointed by an instrument in writing shall be entitled to one vote in respect of each U.S.$1,000 principal amount of Notes then held by such holder. A proxy need not be a holder of Notes. In the case of Notes held jointly, any one of the joint holders present in person or by proxy may vote in the absence of the other or others; but in case more than one of them be present in person or by proxy, only one of them may vote in respect of each U.S.$1,000 principal amount of Notes of which they are joint holders.

        (i)    Financement-Québec, the Guarantor and the Fiscal Agent by their respective officers, directors and representatives, and the legal advisors of Financement-Québec, the Guarantor and the Fiscal Agent may attend any meeting of the holders of Notes, but shall have no vote as such.

        (j)    Subject to Section 18, in addition to all other powers conferred upon them by any other provision of this Agreement or by law, holders of Notes at a meeting shall have the following powers, any one or combination of which may be exercised from time to time by Extraordinary Resolution:

  (i)
  power to confirm any modification or amendment of this Agreement or the terms and conditions of the Notes proposed by Financement-Québec;

  (ii)
  power to direct or authorize the Fiscal Agent to exercise any power, right, remedy or authority given to it by this Agreement or the Notes in any manner specified in such Extraordinary Resolution or to refrain from exercising any such power, right, remedy or authority;

  (iii)
  power to waive and direct the Fiscal Agent to waive any default on the part of Financement-Québec in complying with any provisions of this Agreement or the Notes or to waive and direct the Fiscal Agent to waive future compliance with any provision or provisions of this Agreement or the Notes; and

  (iv)
  power to repeal, modify or amend any Extraordinary Resolution previously passed by the holders of Notes.

Provided, however, that no such modification nor amendment to this Agreement or to the terms and conditions of the Notes or any other action taken may, without the consent of the holder of each such Note affected thereby: (a) change the Stated Maturity or Interest Payment Date(s) of any such Note; (b) reduce the Principal Amount of or rate of interest on any such Note; (c) change the currency of payment of any such Note; (d) impair the right to institute suit for the enforcement of any payment on or with respect to such Note or the guarantee of the Guarantor; (e) reduce the percentage of the holders of Notes necessary to modify or amend this Agreement or the terms and conditions of the Notes or reduce the percentage of votes required for the taking of action or the quorum required at any meeting of holders of Notes; or (f) reduce the percentage of outstanding Notes necessary to waive any future compliance or past default.

        (k)   All actions that may be taken and all powers that may be exercised by the holders of Notes at a meeting held as hereinbefore provided may also be taken and exercised by the holders of not less than 66 2/3% of the aggregate principal amount of the Notes at the time outstanding by an instrument in writing signed in one or more counterparts and the expression "Extraordinary Resolution" when used in this Agreement shall include an instrument so signed.

        (l)    The term "Extraordinary Resolution" means a resolution proposed to be passed at a meeting of holders of Notes duly convened for the purpose and held in accordance with the provisions of this Agreement and passed by the affirmative vote of the holders of not less than 66 2/3% of the aggregate principal amount of the

Notes represented at the meeting in person or by proxy or as an instrument in writing signed by the holders of not less than 66 2/3% in principal amount of the outstanding Notes.

        (m)  Minutes of all resolutions and proceedings at every meeting of holders of Notes held in accordance with the provisions of this Agreement shall be made and entered in books to be from time to time provided for that purpose by the Fiscal Agent at the expense of Financement-Québec and any such minutes, if signed by the chairman of the meeting at which such resolutions were passed or proceedings taken, or by the chairman of the next succeeding meeting of the holders of Notes, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly held and convened, and all resolutions passed and proceedings taken thereat to have been duly passed and taken.

        (n)   Every Extraordinary Resolution passed in accordance with the provisions of this Agreement at a meeting of holders of Notes shall be binding upon all the holders of Notes, whether present at or absent from such meeting, and every instrument in writing signed by holders of Notes in accordance with Section 7(k) shall be binding upon all the holders of Notes (whether or not a signatory). Subject to the provisions for its indemnity herein contained, the Fiscal Agent shall be bound to give effect accordingly to every such Extraordinary Resolution.

        (o)   The Fiscal Agent, or Financement-Québec with the approval of the Fiscal Agent, may from time to time make and from time to time vary such regulations as it shall from time to time deem fit:

  (i)
  for the deposit of instruments appointing proxies at such place as the Fiscal Agent, Financement-Québec or the holders of Notes convening a meeting, as the case may be, may in the notice convening such meeting direct;

  (ii)
  for the deposit of instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, cabled or sent by any other means of recorded communication before the meeting to Financement-Québec or to the Fiscal Agent at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting.

Any regulation so made shall be binding and effective and votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be entitled to vote at a meeting of holders of Notes shall be the holders thereof or their duly appointed proxies.

        (p)   The powers and any combination of the powers in this Agreement stated to be exercisable by the holders of Notes by Extraordinary Resolution may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the holders of Notes to exercise such power or powers or combination of powers then or any power or powers or combination of powers thereafter from time to time.

Section 8.    Responsibility of the Fiscal Agent; Indemnification.

        (a)   Each of Financement-Québec and the Guarantor agrees solidarily to indemnify and hold harmless the Fiscal Agent against all claims, actions, demands, damages, costs and losses arising out of or relating to the Fiscal Agent's appointment or the exercise of its powers and performance of its duties as fiscal agent, registrar, transfer agent and principal paying agent for Financement-Québec with respect to the Notes, except such as may result from the Fiscal Agent's gross negligence, willful misconduct or bad faith or that of its directors, officers, employees or representatives.

        (b)   This Section shall remain operative and in full force and effect regardless of any termination of this Agreement.

Section 9.    Fees and Expenses.

So long as any of the Notes remain outstanding, Financement-Québec will pay to the Fiscal Agent a fee to be mutually agreed from time to time (including the fees and expenses of counsel to the Fiscal Agent) by Financement-Québec, acting through an Authorized Official, and the Fiscal Agent, acting through a Bank Authorized Officer, in respect of the Fiscal Agent's services to be rendered hereunder. Financement-Québec will pay all stamp and other duties, if any, to which, under the laws of Québec, Canada or of the United States of America, this Agreement or the issuance of the Notes may be subject.

Section 10.    Instructions.

        (a)   All instructions from Financement-Québec or the Guarantor to the Fiscal Agent provided for in this Agreement may be given by telephonic, telecopy or written instructions in English. Financement-Québec or the Guarantor shall, as the case may be, confirm all telephonic instructions by telecopy or in writing. The Fiscal Agent shall be fully protected for any action taken in reliance on such confirmed telephonic instructions, provided it has duly followed such instructions.

        (b)   Each of the Fiscal Agent and any agent appointed by the Fiscal Agent hereunder may consult with its respective counsel or other independent counsel satisfactory to it and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and without negligence and in accordance with such opinion.

        (c)   Each of the Fiscal Agent and any agent appointed by the Fiscal Agent hereunder shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any notice, direction, consent, certificate, affidavit, statement, or other paper or document believed by it, in good faith and without negligence, to be genuine and to have been passed upon or signed by the proper parties thereto.

        (d)   The Fiscal Agent and any agent appointed by the Fiscal Agent hereunder and their respective officers, directors and employees may become the owners of, or acquire any interest in, any Notes, with the same rights that they would have if they were not the Fiscal Agent, such agent or such person, and may engage or be interested in any financial or other transaction with Financement-Québec or the Guarantor, and may act on, or as depositary, trustee or agent for, any committee or body of holders of Notes or other obligations of Financement-Québec or the Guarantor, as freely as if they were not the Fiscal Agent, such agent or such person.

        (e)   Whenever in the administration of this Agreement the Fiscal Agent shall deem it desirable that a matter of fact be proved or established prior to taking, suffering or omitting any action hereunder, the Fiscal Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith or negligence on its part, rely upon a certificate signed by an Authorized Official and delivered to the Fiscal Agent as to such matter of fact.

Section 11.    Withholding Tax.

In the event that any Canadian withholding tax shall become applicable to any Notes already issued or to be issued pursuant to this Agreement, then Financement-Québec shall provide instructions to the Fiscal Agent with respect to the amount of withholding tax to be deducted at maturity, transfer or redemption.

Section 12.    Notices.

All communications hereunder shall be effective only on receipt, and shall be delivered or sent by letter, facsimile transmission or telephone (but in the case of communication by telephone, with subsequent confirmation by letter or facsimile transmission) as follows:

(a)	to Financement-Québec:
Ministère des Finances Direction de l'émission des emprunts 12, rue Saint-Louis Québec, Québec Canada G1R SL3 Tel.: (418) 643-8141 Fax: (418) 643-4700 Attention: Le président — directeur général
(b)	to the Guarantor:
Ministère des Finances Direction de l'émission des emprunts 12, rue Saint-Louis Québec, Québec Canada G1R 5L3 Tel.: (418) 643-8141 Fax: (418) 643-4700 Attention: Le directeur
(c)	to the Fiscal Agent:
JPMorgan Chase Bank 4 New York Plaza, 15th floor New York, New York 10004 Tel.: (212) 623-5248 Fax: (212) 623-6216 Attention: Institutional Trust Services

Section 13.    Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of Québec and the laws of Canada applicable therein.

Nothing herein contained shall affect the right to serve process on Financement-Québec or the Guarantor in any manner permitted by law. Financement-Québec and the Guarantor hereby irrevocably consent to the fullest extent permitted by law to the giving of any relief including, without limitation, the making, enforcement or execution against any property of any order or judgment made or given in connection with any proceedings arising out of or in connection with this Agreement.

Section 14.    Counterparts.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 15.    Benefit of Agreement.

This Agreement is solely for the benefit of the parties hereto and their successors and assigns and no other person shall acquire or have any rights under or by virtue hereof.

Section 16.    Waiver of Jury Trial.

Each of the Fiscal Agent, Financement-Québec and the Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 17.    Separability.

In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 18.    Amendments.

This Agreement and the Notes may be amended by Financement-Québec, the Guarantor and the Fiscal Agent without notice to, or the consent of, the holders of Notes, for any one or more of the following purposes: (i) curing any ambiguity; (ii) curing, correcting or supplementing any defective provisions contained herein or therein; or (iii) in any other manner which Financement-Québec and the Guarantor, acting on the advice of independent counsel, may deem necessary or desirable and which will not be inconsistent with this Agreement or the Notes and which in the reasonable opinion of Financement-Québec and the Guarantor, on the one hand, and the Fiscal Agent upon receiving an opinion of such independent counsel satisfactory to the Fiscal Agent, on the other hand, will not adversely affect the interests of the holders of Notes.

Executed in The City of New York as of December 4, 2003.

FINANCEMENT-QUÉBEC
By:	/s/ Michel Robitaille Name: Michel Robitaille Title: Delegate General of Québec in New York
QUÉBEC
By:	/s/ Michel Robitaille Name: Michel Robitaille Title: Delegate General of Québec in New York

We accept our appointment as Fiscal Agent on the foregoing terms and conditions.

As of the day and year first above written.

JPMORGAN CHASE BANK, as Fiscal Agent

By: /s/ JPMorgan Chase Bank
       Name:
       Title:

EXHIBIT A

REGISTERED	REGISTERED
No. FXR	$

FINANCEMENT-QUÉBEC
MEDIUM-TERM NOTE
SERIES A
(Fixed Rate)

        Issue of up to U.S.$1,500,000,000 Medium-Term Notes, Series A, Due Nine Months or More from Date of Issue under the authority of An Act respecting Financement-Québec (1999, ch. 11).

        The following summary of terms is subject to the information set forth on the reverse hereof.

  PRINCIPAL AMOUNT: U.S.$
  ISSUE DATE:
  INTEREST RATE:
  INTEREST PAYMENT DATE(S):
  RECORD DATE(S):
  STATED MATURITY:
  REDEMPTION DATE(S):
  MINIMUM DENOMINATION TO BE REDEEMED (IF OTHER THAN U.S.$1,000):
  INITIAL REDEMPTION PERCENTAGE:
  ANNUAL REDEMPTION PERCENTAGE REDUCTION:
  OPTIONAL REPAYMENT DATE(S):
  MINIMUM DENOMINATION TO BE REPAID (IF OTHER THAN U.S.$1,000):
  ORIGINAL ISSUE DISCOUNT SECURITY:
      TOTAL AMOUNT OF OID:
      YIELD TO MATURITY:
      INITIAL ACCRUAL PERIOD OID:
  OTHER PROVISIONS:

        FINANCEMENT-QUÉBEC, for value received, hereby promises to pay to                                                   or registered assigns, the Principal Amount specified above at the Stated Maturity specified above and to pay interest thereon at a rate per annum equal to the Interest Rate specified above until the principal hereof is paid or duly made available for payment. Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date specified above in respect of which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date specified above to, but excluding, the next succeeding Interest Payment Date or, in respect of any part of the Principal Amount due on a Maturity Date (as defined below), such Maturity Date, as the case may be. Except as provided herein, Financement-Québec will pay interest on the Interest Payment Date(s) specified above and in respect of any part of the Principal Amount due on a Maturity Date, on such Maturity Date commencing on the first Interest Payment Date next succeeding the Issue Date, unless the Issue Date occurs between a Record Date (as defined below) and the Interest Payment Date to which such Record Date pertains, in which case commencing on the Interest Payment Date following the next succeeding Record Date to the Holder (as defined below) on such next succeeding Record Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered (the "Holder") in the register of the names and addresses of Holders of Notes (the "Note Register") maintained by Financement-Québec at the corporate trust office of the Fiscal Agent (as defined on the reverse hereof) at the close of business on the date fifteen calendar days prior to an Interest Payment Date (whether or not a Business Day (as defined on the reverse hereof)) (a "Record Date"); provided, however, that interest payable on a Maturity Date will be payable to the person to whom the part of the Principal Amount due on such Maturity Date shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the person in whose name this Note (or one or more predecessor Notes)

is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Fiscal Agent, notice whereof shall be given to Holders of Notes of this series not less than ten days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange.

        Upon presentation of this Note on a Maturity Date at the corporate trust office of the Fiscal Agent maintained for that purpose in The City of New York, or at such other office or agency of Financement- Québec maintained by it in The City of New York for the purpose of making such payments, payment of the principal of this Note and premium, if any, and interest due on such Maturity Date will be made to the Holder of this Note on such Maturity Date in immediately available funds. Payments of interest, other than on a Maturity Date, on this Note will be made by check mailed to the address of such Holder as it appears in the Note Register. A Holder of U.S.$10,000,000 or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) shall be entitled to receive payments of interest, other than on a Maturity Date, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Fiscal Agent not less than ten days prior to the applicable Interest Payment Date. Payment of the principal of and premium, if any, and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts.

        REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

        Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Note shall not be entitled to any benefit under the Fiscal Agency Agreement or be valid or obligatory for any purpose.

SIGNED ON BEHALF OF FINANCEMENT-QUÉBEC.

Dated:
Authorized Official

FISCAL AGENT'S CERTIFICATE
OF AUTHENTICATION

This is one of the Notes referred to in the
within-mentioned Fiscal Agency Agreement.

JPMORGAN CHASE BANK, as Fiscal Agent

Authorized Officer

FINANCEMENT-QUÉBEC
MEDIUM-TERM NOTE
SERIES A
FIXED RATE

General

        This Note is one of a duly authorized issue of Medium-Term Notes, Series A (the "Notes"), Due Nine Months or More from Date of Issue, as selected by the purchaser and agreed to by Financement-Québec. The Notes are issuable in a single series under a fiscal agency agreement, dated as of December 4, 2003 (the "Fiscal Agency Agreement"), among Financement-Québec, Québec and JPMorgan Chase Bank, as fiscal agent (the "Fiscal Agent", which term shall include, unless the context otherwise requires, its successors and assigns), in an aggregate initial offering price of up to U.S.$1,500,000,000. The foregoing limit, however, may be increased by Financement-Québec if in the future it determines that it may wish to sell additional Notes. The Fiscal Agency Agreement may be amended from time to time in accordance with the terms thereof, but any such amendment will not affect the rights of the Holder hereunder.

As used herein, "Maturity Date", when used with respect to this Note, means the date on which the Principal Amount of this Note or any part thereof becomes due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

Payments

  General

Interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months. For purposes of disclosure under the Interest Act (Canada), the yearly rate of interest which is equivalent to the rate of interest payable on this Note is the Interest Rate specified on the face hereof multiplied by the number of days in the year and divided by 360.

In the case where an Interest Payment Date or a Maturity Date does not fall on a Business Day, any payment of principal, premium or interest otherwise payable on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity Date and no interest shall accrue for the period from and after such Interest Payment Date or Maturity Date to such next succeeding Business Day. As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or executive order to close in The City of New York.

  Original Issue Discount Note

If this Note is designated on the face hereof as an Original Issue Discount Note, then, notwithstanding anything to the contrary contained in this Note, upon the redemption, repayment or acceleration of the Stated Maturity of this Note there shall be payable, in lieu of the Principal Amount due at the Stated Maturity hereof, an amount equal to the Amortized Face Amount of this Note. The "Amortized Face Amount" shall be the amount equal to (i) the Issue Price (as defined below) of this Note, plus (ii) that portion of the difference between the Issue Price and the Principal Amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount exceed the Principal Amount of this Note. As used in the previous sentence "Issue Price" means the Principal Amount of this Note less the Total Amount of OID of this Note specified on the face hereof and the "Stated Yield" of this Note means the Yield to Maturity specified on the face hereof (or if not so specified, the Yield to Maturity compounded semi-annually and computed in accordance with generally accepted United States bond yield computation principles) for the period from the Issue Date of this Note to the Stated Maturity hereof on the basis of its Issue Price and Principal Amount.

  Redemption at the Option of Financement-Québec

If one or more Redemption Dates (or ranges of such dates) is specified on the face hereof, this Note is subject to redemption upon not less than thirty days' and not more than sixty days' prior notice by mail, on any such date (or during any such range) as a whole, or from time to time in part, in increments of U.S.$1,000 or such other minimum denomination specified on the face hereof (provided that any remaining Principal Amount hereof shall be at least U.S.$1,000 or such other minimum denomination), at the election of Financement-Québec, at the Redemption Price (as defined below) together with accrued interest to the Redemption Date; but any interest payment due on an Interest Payment Date falling on or prior to the Redemption Date will be payable to the Holder hereof (or one or more predecessor Notes) of record at the close of business on the Record Date pertaining to such Interest Payment Date. If applicable, the "Redemption Price" for any such redemption shall be equal to the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction specified on the face hereof, if applicable) multiplied by the portion of the Principal Amount hereof (or, if this Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be redeemed; provided, however, that in no event shall the Redemption Price be less than 100% of the portion of the Principal Amount hereof (or, if this Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be redeemed.

Notice of redemption having been given as aforesaid, this Note (or the portion of the Principal Amount hereof so to be redeemed) shall, on the Redemption Date, become due and payable at the Redemption Price herein specified, and from and after such date (unless Financement-Québec shall default in the payment of the Redemption Price and accrued interest) shall cease to bear interest.

In the case of any partial redemption at the election of Financement-Québec of Notes, the Notes of a particular tenor to be redeemed shall be selected by the Fiscal Agent not more than sixty days prior to the Redemption Date by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of portions of the Principal Amount of Notes. In the event of any redemption of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof, provided that such unredeemed portion shall be an authorized denomination for Notes of this series.

  Repayment at the Option of Holder

If one or more Optional Repayment Dates (or ranges of such dates) is specified on the face hereof, this Note is subject to repayment on any such date (or during any such range) or, if such date is not a Business Day, on the first Business Day following such date, as a whole or from time to time in part, in increments of U.S.$1,000 or such other minimum denomination specified on the face hereof (provided that any remaining Principal Amount hereof shall be at least U.S.$1,000 or such other minimum denomination), at the election of the Holder hereof at the Repayment Price (as defined below) together with accrued interest thereon to the Optional Repayment Date, but any interest payment due on an Interest Payment Date falling on or prior to the Optional Repayment Date will be payable to the Holder hereof of record at the close of business on the Record Date pertaining to such Interest Payment Date. Such election shall be effected by the Holder hereof delivering to Financement-Québec at the corporate trust office of the Fiscal Agent in The City of New York not less than thirty nor more than sixty days prior to the date on which this Note is to be repaid, or during such other notice period specified on the face hereof, a notice requesting such repayment in the form prescribed below and specifying the date upon which this Note is to be repaid. Any notice given by a Holder pursuant to this paragraph shall consist of this Note with the form entitled "Option to Elect Repayment" set forth of the end of this Note duly completed. Exercise of the repayment option by the Holder hereof will be irrevocable. Unless otherwise specified on the face hereof, the "Repayment Price" for any such repayment shall be 100% of the portion of the Principal Amount hereof (or, if this Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be repaid.

Status of the Notes

The Notes shall rank equally among themselves and with the other debt securities of Financement-Québec outstanding on the date of this Note or issued hereafter.

        Québec will unconditionally guarantee the due and punctual payment of the principal of and premium, if any, and interest on the Notes, upon default in payment by Financement-Québec, when and as the same shall respectively become due and payable, whether at Stated Maturity, upon previous call for redemption, by acceleration or otherwise. The guarantee will be a direct, unconditional and unsecured obligation of Québec and will rank equally in right of payment with all other unsecured obligations for borrowed money of Québec outstanding at the date hereof or in the future.

Form, Denomination and Registration

The Notes are fully registered, without coupons, in authorized denominations of U.S.$1,000 and any integral multiple of U.S.$1,000 in excess thereof. The Fiscal Agent has been appointed registrar for the Notes, and Financement-Québec will cause the Fiscal Agent to maintain at its corporate trust office in The City of New York a Note Register for the registration and transfer of Notes.

This Note may be transferred at the aforesaid office of the Fiscal Agent by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form approved by Financement-Québec and duly executed by the Holder hereof in person or by the Holder's attorney duly authorized in writing, and thereupon the Fiscal Agent shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes in an equal aggregate Principal Amount and in authorized denominations, subject to the terms and conditions set forth herein.

The Notes are exchangeable at said office for other Notes of like tenor in other authorized denominations and in an equal aggregate Principal Amount. All such exchanges of Notes will be free of charge, but Financement-Québec may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer. The Fiscal Agent shall not be required to make any transfers, registrations or exchanges of Notes for a period of fifteen days preceding any Interest Payment Date.

In the event of any redemption of Notes at the election of Financement-Québec, the Fiscal Agent shall not be required to (i) issue, register the transfer of or exchange Notes of like tenor during a period beginning at the opening of business fifteen days before any selection of Notes to be redeemed and ending at the close of business on the day of mailing of the relevant notice of redemption, or (ii) register the transfer of or exchange any Note, or portion thereof, called for redemption, except the unredeemed portion of any Note being redeemed in part. Following the exercise of any repayment option by the Holder hereof, the Fiscal Agent shall not be required to issue, register the transfer of or exchange that portion of this Note with respect to which such option has been exercised.

Events of Default

In the event that (i) Financement-Québec shall default in the payment of principal of or premium or interest on this Note as and when the same shall be due and payable, and such default shall continue for a period of 45 days, or (ii) default shall be made in the due performance or observance by Financement-Québec of any covenant or agreement contained in the Notes, other than the payment of principal, premium or interest, or in the Fiscal Agency Agreement, and such default shall continue for a period of 60 days, or (iii) Financement-Québec or Québec shall default in the payment of any principal of or premium or interest on any indebtedness (direct or under a guarantee) for borrowed money, other than the Notes, as and when the same shall be due and payable, and such default shall continue for a period of 45 days, provided that the foregoing shall not be taken into account so long as the aggregate principal amount of all such indebtedness (direct or under a guarantee) for borrowed money with respect to which the foregoing has occurred does not exceed U.S.$50,000,000 (or its equivalent in other currencies), then at any time thereafter and during the continuance of such default the Holder of this Note (or its proxy) may deliver or cause to be delivered to Financement-Québec and Québec (with a copy to the Fiscal Agent) a written notice that such Holder elects to declare the principal of the Note or Notes held by him (the serial number or numbers and the denomination or denominations of which shall be set forth in such notice) to be due and payable and, in the cases falling within either (i) or (iii) above, on the 15th day after delivery of such notice, or, in the cases falling within (ii) above, on the 30th day after delivery of such notice, the principal of the Note or Notes referred to in such notice plus any premium and accrued interest thereon shall become due and payable at the places for payment herein specified, unless prior to that time all such defaults theretofore existing shall have been cured.

Modification

The Fiscal Agency Agreement and the Notes may be amended by Financement-Québec, the Guarantor and the Fiscal Agent without notice to, or the consent of, the holder of any Note, for the purpose of (i) curing any ambiguity; (ii) curing, correcting or supplementing any defective provisions contained herein or therein; or (iii) in any other manner which Financement-Québec and the Guarantor, acting on the advice of independent counsel, may deem necessary or desirable and which will not be inconsistent with the Fiscal Agency Agreement or the Notes and which in the reasonable opinion of Financement-Québec and the Guarantor, on the one hand, and the Fiscal Agent upon receiving an opinion of such independent counsel satisfactory to the Fiscal Agent, on the other hand, will not adversely affect the interests of the holders of Notes.

The Fiscal Agency Agreement contains provisions for convening meetings of registered holders of Notes to modify or amend by Extraordinary Resolution (as defined in the Fiscal Agency Agreement) the Fiscal Agency Agreement (except as provided in the immediately preceding paragraph) and the Notes (including the terms and conditions thereof) or waive future compliance therewith or past default thereon by Financement-Québec. An Extraordinary Resolution duly passed at any such meeting shall be binding on all holders of Notes, whether present or not; provided, however, that no such modification or amendment to the Fiscal Agency Agreement or to the terms and conditions of the Notes or any other action taken may, without the consent of the holder of each such Note affected thereby: (a) change the Stated Maturity or the Interest Payment Date(s) of any such Note; (b) reduce the Principal Amount of or rate of interest on any such Note; (c) change the currency of payment of any such Note; (d) impair the right to institute suit for the enforcement of any payment on or with respect to such Note or the guarantee of the Guarantor; (e) reduce the percentage of the holders of Notes necessary to modify or amend the Fiscal Agency Agreement or the terms and conditions of the Notes or reduce the percentage of votes required for the taking of action or the quorum required at any meeting of holders of Notes; or (f) reduce the percentage of outstanding Notes necessary to waive any future compliance or past default.

Future Holders

Any action by the Holder of this Note shall bind all future Holders of this Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by Financement-Québec or by the Fiscal Agent in pursuance of such action.

Notices

All notices to the holders of Notes will be published in English in New York, New York in The Wall Street Journal and in Toronto, Ontario in The Globe & Mail and in French in Montréal, Québec in La Presse. If at any time publication in any such newspaper is not practicable, notices will be valid if published in an English language newspaper, or, if in Québec, a French language newspaper, with general circulation in the respective market regions as Financement-Québec, with the approval of the Fiscal Agent, shall determine. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once or on different dates, on the first date on which publication is made.

Office or Agency of Financement-Québec

So long as this Note shall be outstanding, Financement-Québec will maintain an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in The City of New York, and an office or agency in The City of New York for the registration, transfer and exchange as aforesaid of the Notes. Financement-Québec may designate other agencies for the payment of said principal and premium, if any, and interest at such place or places (subject to applicable laws and regulations) as Financement-Québec may decide. So long as there shall be a Fiscal Agent, Financement-Québec shall keep the Fiscal Agent advised of the names and locations of such agencies, if any are so designated.

No recourse under or upon any covenant contained in this Note or because of the creation of the indebtedness represented hereby shall be had against any official or other representative, past, present or future, as such, of Financement-Québec whether by virtue of any statute or rule of law or by the enforcement of any assessment or penalty or otherwise, it being expressly agreed and understood that this Note is solely the obligation of Financement-Québec and that no personal liability whatsoever shall attach to or be incurred by any such officials or other representatives, as such, because of the execution of this Note.

Prescription

Under current Québec law, Financement-Québec's obligation to make any payment on the Notes shall be extinguished three years after the date such payment is due unless the right to such payment is judicially exercised prior to the expiration of such three-year period.

Governing Law

The Fiscal Agency Agreement and the Notes shall be construed in accordance and governed by the laws of Québec and the laws of Canada applicable therein.

Financement-Québec and Québec irrevocably consent to the fullest extent permitted by law to the giving of any relief (including, without limitation, the making, enforcement or execution against any property of any order or judgment) made or given in connection with any proceedings arising out of or in connection with the Fiscal Agency Agreement and the Notes.

U.S. Dollars

Reference in this Note to "U.S. dollars" is to the currency of the United States of America.

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs Financement-Québec to repay the within Note (or portion thereof specified below) pursuant to its terms at the Repayment Price, to the undersigned at:

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF THE UNDERSIGNED)

If less than the entire Principal Amount of the within Note is to be repaid, specify the portion thereof which the Holder elects to have repaid:                                        ; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):                                       .

Dated:
NOTICE: This signature on this Option to Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.

GUARANTEE BY QUÉBEC

By virtue of the powers conferred by the Parlement du Québec and of the authorization of the Gouvernement du Québec under Order in Council No 668-2003 dated June 18, 2003, adopted by the Gouvernement du Québec, as such Order in Council may be further amended or replaced, Québec hereby irrevocably and unconditionally guarantees to the holder of the Notes to which this guarantee is attached and pledges its full faith and credit for the due and punctual payment of the principal of said Notes and premium, if any, and the interest thereon upon default in payment by Financement-Québec, as and when the same shall respectively become due and payable (without taking into account any applicable grace period or notice period set out in the terms and conditions of the Notes), whether at stated maturity, upon previous call for redemption or by acceleration or otherwise; and Québec hereby expressly waives the benefits of discussion and division and any notice, protest, demand or previous claim.

This Guarantee shall be construed in accordance with, and governed by, the laws of Québec and the laws of Canada applicable therein.

Québec irrevocably consents to the fullest extent permitted by law to the giving of any relief (including, without limitation, the making or enforcement of any order or judgment) made or given in connection with any proceedings arising out of or in connection with this Guarantee.

Dated as of

Executed in The City of New York on behalf of Québec.

QUÉBEC
By:	Authorized Signatory

EXHIBIT B

REGISTERED	REGISTERED
No. FLR	$

FINANCEMENT-QUÉBEC
MEDIUM-TERM NOTE
SERIES A
(Floating Rate)

        Issue of up to U.S.$1,500,000,000 Medium-Term Notes, Series A, Due Nine Months or More from Date of Issue under the authority of An Act respecting Financement-Québec (1999, ch. 11).

        The following summary of terms is subject to the information set forth on the reverse hereof.

  PRINCIPAL AMOUNT: U.S.$
  ISSUE DATE:
  INTEREST RATE BASIS:
  SPREAD:
  SPREAD MULTIPLIER:
  INITIAL INTEREST RATE:
  MAXIMUM INTEREST RATE:
  MINIMUM INTEREST RATE:
  INTEREST PAYMENT DATE(S):
  INTEREST PAYMENT PERIOD:
  INTEREST RESET DATE(S):
  INTEREST RATE RESET PERIOD:
  INTEREST DETERMINATION DATE(S):
  CALCULATION DATE(S):
  INDEX MATURITY:
  CALCULATION AGENT:
  RECORD DATE(S):
  STATED MATURITY:
  REDEMPTION DATE(S):
  MINIMUM DENOMINATION TO BE REDEEMED (IF OTHER THAN U.S.$1,000):
  INITIAL REDEMPTION PERCENTAGE:
  ANNUAL REDEMPTION PERCENTAGE REDUCTION:
  OPTIONAL REPAYMENT DATE(S):
  MINIMUM DENOMINATION TO BE REPAID (IF OTHER THAN U.S.$1,000):
  ORIGINAL ISSUE DISCOUNT SECURITY:
      TOTAL AMOUNT OF OID:
      YIELD TO MATURITY:
      INITIAL ACCRUAL PERIOD OID:
  OTHER PROVISIONS:

FINANCEMENT-QUÉBEC, for value received, hereby promises to pay to                                                   or registered assigns, the Principal Amount specified above at the Stated Maturity specified above and to pay interest thereon at a rate per annum equal to the Initial Interest Rate specified above until the first Interest Reset Date specified above following the Issue Date specified above and thereafter at a rate determined in accordance with the provisions on the reverse hereof under the heading "Determination of CD Rate", "Determination of CMT Rate", "Determination of Commercial Paper Rate", "Determination of Federal Funds Rate", "Determination of LIBOR", "Determination of EURIBOR", "Determination of Prime Rate" or "Determination of Treasury Rate", depending upon whether the Interest Rate Basis specified above is CD Rate, CMT Rate, Commercial Paper Rate, Federal Funds Rate, LIBOR, EURIBOR, Prime Rate or Treasury Rate, until the principal hereof is paid or duly made available for payment. Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date specified above in respect of which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date specified above to, but excluding, the next succeeding Interest Payment Date or, in respect of any part of the Principal Amount due on a Maturity Date (as defined below), such Maturity Date, as the case may be, except that the interest payment on a Maturity Date will include interest accrued to but excluding such date. Except as provided herein, Financement-Québec will pay interest monthly, quarterly, semi-annually or annually as specified above under "Interest Payment Period", commencing with the first Interest Payment Date specified above next succeeding the Issue Date, unless the Issue Date occurs between a Record Date and the Interest Payment Date to which such Record Date pertains, in which case commencing on the Interest Payment Date following the next succeeding Record Date and in respect of any part of the Principal Amount due on a Maturity Date, on such Maturity Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered (the "Holder") in the register of the names and addresses of Holders of Notes (the "Note Register") maintained by Financement-Québec at the corporate trust office of the Fiscal Agent (as defined on the reverse hereof) at the close of business on the date fifteen calendar days prior to an Interest Payment Date (whether or not a Business Day (as defined on the reverse hereof)) (a "Record Date"); provided, however, that interest payable on a Maturity Date will be payable to the person to whom the part of the Principal Amount due on such Maturity Date shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Fiscal Agent, notice whereof shall be given to Holders of Notes of this series not less than ten days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange.

Upon presentation of this Note on a Maturity Date at the corporate trust office of the Fiscal Agent maintained for that purpose in The City of New York, or at such other office or agency of Financement-Québec maintained by it in The City of New York for the purpose of making such payments, payment of the principal of this Note and premium, if any, and interest due on such Maturity Date will be made to the Holder of this Note on such Maturity Date in immediately available funds. Payments of interest, other than on a Maturity Date, on this Note will be made by check mailed to the address of such Holder as it appears in the Note Register. A Holder of U.S.$10,000,000 or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) shall be entitled to receive payments of interest, other than on a Maturity Date, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Fiscal Agent not less than ten days prior to the applicable Interest Payment Date. Payment of the principal of and premium, if any, and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Note shall not be entitled to any benefit under the Fiscal Agency Agreement or be valid or obligatory for any purpose.

SIGNED ON BEHALF OF FINANCEMENT-QUÉBEC.

Dated:
Authorized Official

FISCAL AGENT'S CERTIFICATE
OF AUTHENTICATION

This is one of the Notes referred to in the
within-mentioned Fiscal Agency Agreement.

JPMORGAN CHASE BANK, as Fiscal Agent

Authorized Officer

FINANCEMENT-QUÉBEC
MEDIUM-TERM NOTE
SERIES A
FLOATING RATE

General

This Note is one of a duly authorized issue of Medium-Term Notes, Series A (the "Notes"), Due Nine Months or More from Date of Issue, as selected by the purchaser and agreed to by Financement-Québec. The Notes are issuable in a single series under a fiscal agency agreement, dated as of December 4, 2003 (the "Fiscal Agency Agreement"), among Financement-Québec, Québec and JPMorgan Chase Bank, as fiscal agent (the "Fiscal Agent", which term shall include, unless the context otherwise requires, its successors and assigns), in an aggregate initial offering price of up to U.S.$1,500,000,000. The foregoing limit, however, may be increased by Financement-Québec if in the future it determines that it may wish to sell additional Notes. The Fiscal Agency Agreement may be amended from time to time in accordance with the terms thereof, but any such amendment will not affect the rights of the Holder hereunder.

As used herein, "Maturity Date", when used with respect to this Note, means the date on which the Principal Amount of this Note or any part thereof becomes due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

Interest

  General

Commencing with the first Interest Reset Date specified on the face hereof following the Issue Date, the rate at which interest on this Note is payable shall be adjusted daily, weekly, monthly, quarterly, semi-annually or annually as specified on the face hereof under "Interest Rate Reset Period"; provided, however, that the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate. If any Interest Reset Date would otherwise be a day that is not a Business Day (as defined below), such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that in the case the Interest Rate Basis is LIBOR or EURIBOR, as specified on the face hereof, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on this Note shall be the rate determined in accordance with the provisions of the applicable heading below.

Determination of CD Rate.    If the Interest Rate Basis is CD Rate, the interest rate payable with respect to this Note shall equal the CD Rate determined as specified herein, plus or minus the Spread, if any, specified on the face hereof or multiplied by the Spread Multiplier, if any, specified on the face hereof. The CD Rate shall equal the rate as of the second Business Day prior to the Interest Reset Date specified on the face hereof (a "CD Interest Determination Date") for negotiable certificates of deposit for the period of the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates", or any successor publication ("H.15(519)") under the heading "CDs (Secondary Market)" or any replacement heading on that service. If such rate is not published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such CD Interest Determination Date, then the CD Rate shall be the rate on such CD Interest Determination Date set forth in the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update, or any successor site or publication ("H.15 Daily Update") for that day in respect of certificates of deposit having the Index Maturity specified above under the heading "CD(s) (Secondary Market)" or any replacement heading on that service. If such rate is not published in either H.15(519) or H.15 Daily Update by 3:00 p.m., New York City time, on the Calculation Date pertaining to such CD Interest Determination Rate, then the CD Rate shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates, as of 10:00 a.m., New York City time, on such CD Interest Determination Date, of three leading non-bank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent, after consultation with Financement-Québec (and which may include the agents appointed by Financement-Québec for the purpose of soliciting purchases of the Notes by others from Financement-Québec (the "Agents") and affiliates of the Agents) for negotiable certificates of deposit of major United States money center banks with a remaining maturity closest to the specified Index Maturity and in an amount that is representative for a single transaction in such market at such time, provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate will be the CD Rate in effect on such CD Interest Determination Date.

Determination of CMT Rate.    If the Interest Rate Basis is CMT Rate, the interest rate payable with respect to this Note shall equal the CMT Rate determined as specified herein, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The CMT Rate shall equal the rate as of the second Business Day prior to the Interest Reset Date specified on the face hereof (a "CMT Rate Interest Determination Date") displayed on the Designated CMT Telerate Page (as defined below) under the caption "...Treasury Constant Maturities...Federal Reserve Board Release H.15...Mondays Approximately 3:45 p.m.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7051, such CMT Rate Interest Determination Date or (ii) if the Designated CMT Telerate Page is 7052, the week or the month, as applicable, ended immediately preceding the week in which the related CMT Rate Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or is not displayed by 3:00 p.m., New York City time, on the Calculation Date pertaining to such CMT Rate Interest Determination Date, then the CMT Rate for such CMT Rate Interest Determination Date shall be such treasury constant maturity rate for the Designated CMT Maturity Index as may then be published in the relevant H.15(519). If such rate is no longer published, or is not published by 3:00 p.m., New York City time, on such Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date shall be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for such CMT Rate Interest Determination Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not published by 3:00 p.m., New York City time, on such Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the yield to maturity, based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date reported by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York (which may include the Agents or their affiliates) selected by the Calculation Agent (from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year and in an amount that is representative for a single transaction in such market at such time. If three or four (and not five) of such Reference Dealers are quoting as described in the immediately preceding sentence, then the CMT Rate will be based on the arithmetic mean of the Treasury Note quotations obtained and neither the highest nor the lowest of such quotations will be eliminated. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such CMT Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent (and which may include the Agents and their affiliates), and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for Treasury Notes with an original maturity of a number of years that is greater than the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount that is representative for a single transaction in such market at such time. If three or four (and not five) of such Reference Dealers are quoting as described in the immediately preceding sentence, then the CMT Rate shall be based on the arithmetic mean of the Treasury Note quotations obtained and neither the highest nor the lowest of such quotations will be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described in the immediately preceding sentence, the CMT Rate shall be the CMT Rate in effect on such CMT Rate Interest Determination Date. If two Treasury Notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotations for the Treasury Note with the shorter remaining term to maturity will be used.

"Designated CMT Telerate Page" means the display on the Moneyline Telerate Service Inc., or any successor, on the page designated on the face hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is so specified, the Designated CMT Telerate Page shall be 7052, for the most recent week.

"Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified on the face hereof with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof, the Designated CMT Maturity Index shall be two years.

Determination of Commercial Paper Rate.    If the Interest Rate Basis is Commercial Paper Rate, the interest rate payable with respect to this Note shall equal the Commercial Paper Rate determined as specified herein, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The Commercial Paper Rate shall equal the Money Market Yield (as defined herein) as of the Business Day prior to the Interest Reset Date ("Commercial Paper Interest Determination Date") for commercial paper for the period of the Index Maturity specified on the face hereof, as published in H.15(519) under the heading "Commercial Paper — Non Financial" or any replacement heading on that service. If such rate is not published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Commercial Paper Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield (as defined below), on such Commercial Paper Interest Determination Date, for commercial paper for the period of the Index Maturity as published in H.15 Daily Update or any other recognized electronic source used for displaying that rate, under the heading "Commercial Paper — Non Financial" or any replacement heading on that service (with an Index Maturity of one month or three months being deemed to be an Index Maturity of thirty days or ninety days respectively). If such rate is not published in either H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on such Calculation Date, then the Commercial Paper Rate shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on such Commercial Paper Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent, after consultation with Financement-Québec (and which may include the Agents and their affiliates), for commercial paper for the period of the Index Maturity placed for an industrial issuer whose bond rating from a nationally recognized rating agency is at least "AA" or the equivalent, provided, however, that if such dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate shall be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

"Money Market Yield" shall be the yield calculated in accordance with the following formula:

D × 360 360 - (D × M)	× 100

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and 'M' refers to the actual number of days in the Interest Payment Period for which interest is being calculated.

Determination of Federal Funds Rate.    If the Interest Rate Basis is Federal Funds Rate, the interest rate payable with respect to this Note shall equal the Federal Funds Rate determined as specified herein, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The Federal Funds Rate shall equal the rate as of the Business Day prior to the Interest Reset Date (a "Federal Funds Interest Determination Date") for U.S. dollar Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)" as that rate is displayed on Telerate page 120. If such rate is not displayed on Telerate page 120 by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, then the Federal Funds Rate shall be the rate on such Federal Funds Interest Determination Date as published in H.15 Daily Update or another recognized electronic source for displaying that rate under the heading "Federal Funds

(Effective)" or any replacement heading on that service. If by 3:00 p.m., New York City time, on such Calculation Date, such rate is not published in either H.15(519) or H.15 Daily Update or another recognized electronic source, then the Federal Funds Rate shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates, for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent, after consultation with Financement-Québec (and which may include the Agents and their affiliates) by 9:00 a.m., New York City time, on such Federal Funds Rate Interest Determination Date, provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate shall be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.

"Telerate page" means the display on Moneyline Telerate Service, Inc. or any successor, on the page or pages specified on the face hereof, or any replacement page or pages on that service.

Determination of LIBOR.    If the Interest Rate Basis is LIBOR, the interest rate payable with respect to this Note shall equal LIBOR as determined as of the second London Business Day prior to the Interest Reset Date (a "LIBOR Interest Determination Date") in accordance with the following provisions, in each case plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any:

            (i)  With respect to a LIBOR Interest Determination Date, LIBOR shall be either (a) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Index Currency for the period of the Index Maturity and commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, that appear on the Designated LIBOR Page (as defined below) as of 11:00 a.m. London time, on such LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or (b) if "LIBOR Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified as the method for calculating LIBOR, the rate for deposits in the Index Currency for the period of the Index Maturity and commencing on the second London Business Day immediately following such LIBOR Interest Determination Date that appears on the Designated LIBOR Page specified on the face hereof as of 11:00 a.m., London time, on such LIBOR Interest Determination Date. If fewer than two such offered rates appear, or if no such rate appears, as applicable, LIBOR in respect of such LIBOR Interest Determination Date shall be determined in accordance with the provisions described in clause (ii) below.

           (ii)  With respect to a LIBOR Interest Determination Date for which fewer than two offered rates appear, or no rate appears, as the case may be, on the applicable Designated LIBOR Page as specified in clause (i) above, the Calculation Agent will request the principal London office of each of four major reference banks in the London interbank market (which may include affiliates of the Agents), as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity and commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date shall be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the applicable Principal Financial Center (as defined below) on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center (which may include affiliates of the Agents) selected by the Calculation Agent for loans in the Index Currency specified on the face hereof to leading European banks, for the period of the Index Maturity specified on the face hereof and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR Interest Determination Date shall be LIBOR in effect on such LIBOR Interest Determination Date.

"Designated LIBOR Page" means either (i) if "LIBOR Reuters" is specified on the face hereof, the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency, or (ii) if "LIBOR Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified as the method for calculating LIBOR, the display on the Moneyline Telerate Service Inc., or any successor, for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

"Index Currency" means the currency specified on the face hereof as the currency for which LIBOR shall be calculated. If no such currency is specified on the face hereof, the Index Currency shall be United States dollars.

"Principal Financial Center" as used herein will be the capital city of the country of the Index Currency specified on the face hereof, except that with respect to Canadian dollars, euros, Swiss francs and United States dollars, the Principal Financial Center shall be Montréal, Brussels, Zurich and The City of New York, respectively.

Determination of EURIBOR.    If the Interest Rate Basis is EURIBOR, the interest rate payable with respect to this Note shall equal EURIBOR determined as specified herein, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. EURIBOR for each Interest Reset Date shall equal the offered rate, as of the second TARGET Settlement Day (as defined below) prior to the Interest Reset Date (a "EURIBOR Interest Determination Date"), for deposits in euros for the period of the Index Maturity and commencing on the second TARGET Settlement Day immediately following such EURIBOR Interest Determination Date, as that rate appears on Telerate page 248 as of 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date. With respect to a EURIBOR Interest Determination Date for which no rate appears on Telerate page 248, the Calculation Agent will select the principal Euro-Zone (as defined below) office of each of four major reference banks in that market (which may include affiliates of the Agents) and request them to provide their offered quotation for euro deposits for the period of such Index Maturity, commencing on the second TARGET Settlement Day immediately following such EURIBOR Interest Determination Date, to prime banks in the Euro-Zone inter-bank market at approximately 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in euros in such market at such time. If at least two such quotations are provided, EURIBOR shall be calculated by the Calculation Agent and shall be the arithmetic mean of such quotations. If fewer than two quotations are provided, EURIBOR shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date by three major banks in the Euro-Zone inter-bank market selected by the Calculation Agent (which may include affiliates of the Agents) for loans in euros to leading European banks, for the period of such Index Maturity and in a principal amount that is representative for a single transaction in euros in such market at such time. If the banks so selected by the Calculation Agent are not quoting, EURIBOR shall be EURIBOR in effect on such EURIBOR Interest Determination Date.

"Euro-Zone" means, at any time, the region comprised of the member states of the European Economic and Monetary Union that, as of that time, have adopted a single currency in accordance with the Treaty on European Union of February 1992.

"TARGET Settlement Day" means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) system, or any successor system, is open for business.

Determination of Prime Rate.    If the Interest Rate Basis is Prime Rate, the interest rate payable with respect to this Note shall equal the Prime Rate determined as specified herein, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The Prime Rate shall equal the rate as of the Business Day prior to the Interest Reset Date (a "Prime Rate Interest Determination Date") that appears in H.15(519) under the heading "Bank Prime Loan" or any replacement heading on that service.

If such rate is not published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Prime Rate Interest Determination Date, then the Prime Rate will be the rate on such Prime Rate Interest Determination Date as published in H.15 Daily Update under the heading "Bank Prime Loan" or any replacement heading on that service.

If by 3:00 p.m., New York City time, on such Calculation Date such rate is not published in either H.15(519) or H.15 Daily Update or such other recognized electronic source, then the Prime Rate will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the display designated as page "US PRIME 1" on the Reuters Monitor Money Rates Service, or such other page as may replace the US PRIME 1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks ("Reuters Screen US PRIME 1 Page"), as such bank's prime rate or base lending rate as of 11:00 a.m., New York City time, on such Prime Rate Interest Determination Date.

If fewer than four such rates appear on the Reuters Screen US PRIME 1 Page on such Prime Rate Interest Determination Date, the Calculation Agent shall calculate the Prime Rate for such Prime Rate Interest Determination Date. Such rate shall be the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by 360, as of the close of business on such Prime Rate Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent after consultation with Financement-Québec (and which may be affiliates of the Agents).

However, if the selected banks are not quoting, the Prime Rate for such Prime Rate Interest Determination Date shall be the Prime Rate in effect on such Prime Rate Interest Determination Date.

Determination of Treasury Rate.    If the Interest Rate Basis is Treasury Rate, the interest rate payable with respect to this Note shall equal the Treasury Rate determined as specified herein, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The Treasury Rate shall equal the rate for the auction of direct obligations of the United States ("Treasury Bills") sold at the auction on the applicable Treasury Rate Interest Determination Date for the period of the Index Maturity as such rate appears on Telerate page 56 or 57 under the heading "MONEYLINE INVESTMENT RATE" or any replacement heading on that service (the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned, is a "Treasury Rate Interest Determination Date").

If an auction is held on the Friday of the week preceding the applicable Interest Reset Date, the Treasury Rate Interest Determination Date will be such preceding Friday.

If the rate described above does not appear on Telerate page 56 or 57 at 3:00 p.m., New York City time, on the Calculation Date pertaining to such Treasury Rate Interest Determination Date, the Treasury Rate shall be the Bond Equivalent Yield of the rate, for such Treasury Rate Interest Determination Date, for the type of Treasury Bills described above, as published in H. 15(519) Daily Update, or another recognized electronic source used for displaying that rate, under the heading "U.S. Government Securities/Treasury Bills/Auction High".

If the results of the auction of Treasury Bills for the period of the Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, then the Treasury Rate shall be the Bond Equivalent Yield (as defined below) of the auction rate, for such Treasury Interest Determination Date and for Treasury Bills of the kind described above, as announced by the United States Department of the Treasury.

If the auction rate described in the immediately preceding paragraph is not so announced by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held for the relevant week, then the Treasury Rate shall be the Bond Equivalent Yield of the rate, for such Treasury Interest Rate Determination Date and for Treasury Bills having a remaining maturity closest to the period of the Index Maturity, as published in H.15(519) under the heading "U.S. Government Securities/Treasury Bills/ Secondary Market".

If the rate described in the immediately preceding paragraph does not appear in H.15(519) at 3:00 p.m., New York City time, on such Calculation Date, then the Treasury Rate shall be the rate, for such Interest Determination Date and for Treasury Bills having a remaining maturity closest to the period of the Index Maturity, as published in H.15(519) Daily Update, or another recognized electronic source used for displaying that rate, under the heading "U.S. Government Securities/Treasury Bills/Secondary Market".

If the rate described in the immediately preceding paragraph does not appear in H.15(519) Daily Update or another recognized electronic source at 3:00 p.m., New York City time, on such Calculation Date, the Calculation Agent shall calculate the Treasury Rate for such Treasury Rate Interest Determination Date. Such rate shall be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Interest Determination Date, of three primary United States government securities dealers, as selected by the Calculation Agent after consultation with Financement-Québec (and which may be the Agents or their affiliates) for the issue of Treasury bills with a remaining maturity closest to the period of the Index Maturity.

If the selected dealers are not quoting, the Treasury Rate for such Treasury Rate Interest Determination Date shall be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.

"Bond Equivalent Yield" shall be the yield calculated in accordance with the following formula:

D × N × 100 360 - (D × M)

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the Interest Payment Period for which interest is being calculated.

  Maximum/Minimum Interest Rate

Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

  Interest Calculations

The Calculation Date, if applicable, pertaining to any Interest Determination Date is the earlier of (i) the tenth calendar day after such Interest Determination Date or if any such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

At the request of the Holder hereof, the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which will become effective as of the next Interest Reset Date.

Accrued interest hereon shall be an amount calculated by multiplying the Principal Amount as specified on the face hereof by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day from the Issue Date, or from the last date to which interest has been paid or duly provided for, to but excluding the date for which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate applicable to such day by 360 if the Interest Rate Basis is CD Rate, Commercial Paper Rate, Federal Funds Rate, LIBOR, EURIBOR or Prime Rate, as specified on the face hereof, or by the actual number of days in the year if the Interest Rate Basis is CMT Rate or Treasury Rate, as specified on the face hereof. For purposes of disclosure under the Interest Act (Canada), the yearly rate of interest which is equivalent to the rate of interest payable on this Note, except if the Interest Rate Basis of this Note is the CMT Rate or Treasury Rate, is the interest rate payable from time to time multiplied by the number of days in the year and divided by 360.

Rounding

All percentages resulting from any calculation on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent.

Payments

  General

In the case where an Interest Payment Date or a Maturity Date does not fall on a Business Day, any payment of principal, premium or interest otherwise payable on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity Date and no interest shall accrue for the period from and after such Interest Payment Date or Maturity Date to such next succeeding Business Day, except that, in the case of payments of interest other than on the Maturity Date, if the Interest Rate Basis of this Note is LIBOR or EURIBOR, as specified above and such next Business Day falls in the next calendar month, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such Interest Payment Date. As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or executive order to close in The City of New York; provided, however, that with respect to Notes as to which LIBOR is the applicable Interest Rate Basis, such day is also a "London Business Day".

"London Business Day" means a day on which commercial banks are open for business (including dealings in currencies other than U.S. dollars) in London, England.

  Original Issue Discount Note

If this Note is designated on the face hereof as an Original Issue Discount Note, then, notwithstanding anything to the contrary contained in this Note, upon the redemption, repayment or acceleration of the Stated Maturity of this Note there shall be payable, in lieu of the Principal Amount due at the Stated Maturity hereof, an amount equal to the Amortized Face Amount of this Note. The "Amortized Face Amount" shall be the amount equal to (i) the Issue Price (as defined below) of this Note, plus (ii) that portion of the difference between the Issue Price and the Principal Amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount exceed the Principal Amount of this Note. As used in the previous sentence "Issue Price" means the Principal Amount of this Note less the Total Amount of OID of this Note specified on the face hereof and the "Stated Yield" of this Note means the Yield to Maturity specified on the face hereof (or if not so specified, the Yield to Maturity compounded semi-annually and computed in accordance with generally accepted United States bond yield computation principles) for the period from the Issue Date of this Note to the Stated Maturity hereof on the basis of its Issue Price and Principal Amount.

  Redemption at the Option of Financement-Québec

If one or more Redemption Dates (or ranges of such dates) is specified on the face hereof, this Note is subject to redemption upon not less than thirty days' and not more than sixty days' prior notice by mail, on any such date (or during any such range) as a whole, or from time to time in part, in increments of U.S.$1,000 or such other minimum denomination specified on the face hereof (provided that any remaining Principal Amount hereof shall be at least U.S.$1,000 or such other minimum denomination), at the election of Financement-Québec, at the Redemption Price (as defined below) together with accrued interest to the Redemption Date; but any interest payment due on an Interest Payment Date falling on or prior to the Redemption Date will be payable to the Holder hereof (or one or more predecessor Notes) of record at the close of business on the Record Date pertaining to such Interest Payment Date. If applicable, the "Redemption Price" for any such redemption shall be equal to the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction specified on the face hereof, if applicable) multiplied by the portion of the Principal Amount hereof (or, if this Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be redeemed; provided, however, that in no event shall the Redemption Price be less than 100% of the portion of the Principal Amount hereof (or, if this Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be redeemed.

Notice of redemption having been given as aforesaid, this Note (or the portion of the Principal Amount hereof so to be redeemed) shall, on the Redemption Date, become due and payable at the Redemption Price herein specified, and from and after such date (unless Financement-Québec shall default in the payment of the Redemption Price and accrued interest) shall cease to bear interest.

In the case of any partial redemption at the election of Financement-Québec of Notes, the Notes of a particular tenor to be redeemed shall be selected by the Fiscal Agent not more than sixty days prior to the Redemption Date by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of portions of the Principal Amount of Notes. In the event of any redemption of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof, provided that such unredeemed portion shall be an authorized denomination for Notes of this series.

  Repayment at the Option of Holder

If one or more Optional Repayment Dates (or ranges of such dates) is specified on the face hereof, this Note is subject to repayment on any such date (or during any such range) or, if such date is not a Business Day, on the first Business Day following such date, as a whole or from time to time in part, in increments of U.S.$1,000 or such other minimum denomination specified on the face hereof (provided that any remaining Principal Amount hereof shall be at least U.S.$1,000 or such other minimum denomination), at the election of the Holder hereof at the Repayment Price (as defined below) together with accrued interest thereon to the Optional Repayment Date, but any interest payment due on an Interest Payment Date falling on or prior to the Optional Repayment Date will be payable to the Holder hereof of record at the close of business on the Record Date pertaining to such Interest Payment Date. Such election shall be effected by the Holder hereof delivering to Financement-Québec at the corporate trust office of the Fiscal Agent in The City of New York not less than thirty nor more than sixty days prior to the date on which this Note is to be repaid, or during such other notice period specified on the face hereof, a notice requesting such repayment in the form prescribed below and specifying the date upon which this Note is to be repaid. Any notice given by a Holder pursuant to this paragraph shall consist of this Note with the form entitled "Option to Elect Repayment" set forth of the end of this Note duly completed. Exercise of the repayment option by the Holder hereof will be irrevocable. Unless otherwise specified on the face hereof, the "Repayment Price" for any such repayment shall be 100% of the portion of the Principal Amount hereof (or, if this Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be repaid.

Status of the Notes

The Notes shall rank equally among themselves and with the other debt securities of Financement-Québec outstanding on the date of this Note or issued hereafter.

Québec will unconditionally guarantee the due and punctual payment of the principal of and premium, if any, and interest on the Notes, upon default in payment by Financement-Québec, when and as the same shall respectively become due and payable, whether at Stated Maturity, upon previous call for redemption, by acceleration or otherwise. The guarantee will be a direct, unconditional and unsecured obligation of Québec and will rank equally in right of payment with all other unsecured obligations for borrowed money of Québec outstanding at the date hereof or in the future.

Form, Denomination and Registration

The Notes are fully registered, without coupons, in authorized denominations of U.S.$1,000 and any integral multiple of U.S.$1,000 in excess thereof. The Fiscal Agent has been appointed registrar for the Notes, and Financement-Québec will cause the Fiscal Agent to maintain at its corporate trust office in The City of New York a Note Register for the registration and transfer of Notes.

This Note may be transferred at the aforesaid office of the Fiscal Agent by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form approved by Financement-Québec and duly executed by the Holder hereof in person or by the Holder's attorney duly authorized in writing, and thereupon the Fiscal Agent shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes in an equal aggregate Principal Amount and in authorized denominations, subject to the terms and conditions set forth herein.

The Notes are exchangeable at said office for other Notes of like tenor in other authorized denominations and in an equal aggregate Principal Amount. All such exchanges of Notes will be free of charge, but Financement-Québec may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer. The Fiscal Agent shall not be required to make any transfers, registrations or exchanges of Notes for a period of fifteen days preceding any Interest Payment Date.

In the event of any redemption of Notes at the election of Financement-Québec, the Fiscal Agent shall not be required to (i) issue, register the transfer of or exchange Notes of like tenor during a period beginning at the opening of business fifteen days before any selection of Notes to be redeemed and ending at the close of business on the day of mailing of the relevant notice of redemption, or (ii) register the transfer of or exchange any Note, or portion thereof, called for redemption, except the unredeemed portion of any Note being redeemed in part. Following the exercise of any repayment option by the Holder hereof, the Fiscal Agent shall not be required to issue, register the transfer of or exchange that portion of this Note with respect to which such option has been exercised.

Events of Default

In the event that (i) Financement-Québec shall default in the payment of principal of or premium or interest on this Note as and when the same shall be due and payable, and such default shall continue for a period of 45 days, or (ii) default shall be made in the due performance or observance by Financement-Québec of any covenant or agreement contained in the Notes, other than the payment of principal, premium or interest, or in the Fiscal Agency Agreement, and such default shall continue for a period of 60 days, or (iii) Financement-Québec or Québec shall default in the payment of any principal of or premium or interest on any indebtedness (direct or under a guarantee) for borrowed money, other than the Notes, as and when the same shall be due and payable, and such default shall continue for a period of 45 days, provided that the foregoing shall not be taken into account so long as the aggregate principal amount of all such indebtedness (direct or under a guarantee) for borrowed money with respect to which the foregoing has occurred does not exceed U.S.$50,000,000 (or its equivalent in other currencies), then at any time thereafter and during the continuance of such default the Holder of this Note (or its proxy) may deliver or cause to be delivered to Financement-Québec and Québec (with a copy to the Fiscal Agent) a written notice that such Holder elects to declare the principal of the Note or Notes held by him (the serial number or numbers and the denomination or denominations of which shall be set forth in such notice) to be due and payable and, in the cases falling within either (i) or (iii) above, on the 15th day after delivery of such notice, or, in the cases falling within (ii) above, on the 30th day after delivery of such notice, the principal of the Note or Notes referred to in such notice plus any premium and accrued interest thereon shall become due and payable at the places for payment herein specified, unless prior to that time all such defaults theretofore existing shall have been cured.

Modification

The Fiscal Agency Agreement and the Notes may be amended by Financement-Québec, the Guarantor and the Fiscal Agent without notice to, or the consent of, the holder of any Note, for the purpose of (i) curing any ambiguity; (ii) curing, correcting or supplementing any defective provisions contained herein or therein; or (iii) in any other manner which Financement-Québec and the Guarantor, acting on the advice of independent counsel, may deem necessary or desirable and which will not be inconsistent with the Fiscal Agency Agreement or the Notes and which in the reasonable opinion of Financement-Québec and the Guarantor, on the one hand, and the Fiscal Agent upon receiving an opinion of such independent counsel satisfactory to the Fiscal Agent, on the other hand, will not adversely affect the interests of the holders of Notes.

The Fiscal Agency Agreement contains provisions for convening meetings of registered holders of Notes to modify or amend by Extraordinary Resolution (as defined in the Fiscal Agency Agreement) the Fiscal Agency Agreement (except as provided in the immediately preceding paragraph) and the Notes (including the terms and conditions thereof) or waive future compliance therewith or past default thereon by Financement-Québec. An Extraordinary Resolution duly passed at any such meeting shall be binding on all holders of Notes, whether present or not; provided, however, that no such modification or amendment to the Fiscal Agency Agreement or to the terms and conditions of the Notes or any other action taken may, without the consent of the holder of each such Note affected thereby: (a) change the Stated Maturity or the Interest Payment Date(s) of any such Note; (b) reduce the Principal Amount of or rate of interest on any such Note; (c) change the currency of payment of any such Note; (d) impair the right to institute suit for the enforcement of any payment on or with respect to such Note or the guarantee of the Guarantor; (e) reduce the percentage of the holders of Notes necessary to modify or amend the Fiscal Agency Agreement or the terms and conditions of the Notes or reduce the percentage of votes required for the taking of action or the quorum required at any meeting of holders of Notes; or (f) reduce the percentage of outstanding Notes necessary to waive any future compliance or past default.

Future Holders

Any action by the Holder of this Note shall bind all future Holders of this Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by Financement-Québec or by the Fiscal Agent in pursuance of such action.

Notices

All notices to the holders of Notes will be published in English in New York, New York in The Wall Street Journal and in Toronto, Ontario in The Globe & Mail and in French in Montréal, Québec in La Presse. If at any time publication in any such newspaper is not practicable, notices will be valid if published in an English language newspaper, or, if in Québec, a French language newspaper, with general circulation in the respective market regions as Financement-Québec, with the approval of the Fiscal Agent, shall determine. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once or on different dates, on the first date on which publication is made.

Office or Agency of Financement-Québec

So long as this Note shall be outstanding, Financement-Québec will maintain an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in The City of New York, and an office or agency in The City of New York for the registration, transfer and exchange as aforesaid of the Notes. Financement-Québec may designate other agencies for the payment of said principal and premium, if any, and interest at such place or places (subject to applicable laws and regulations) as Financement-Québec may decide. So long as there shall be a Fiscal Agent, Financement-Québec shall keep the Fiscal Agent advised of the names and locations of such agencies, if any are so designated.

No recourse under or upon any covenant contained in this Note or because of the creation of the indebtedness represented hereby shall be had against any official or other representative, past, present or future, as such, of Financement-Québec whether by virtue of any statute or rule of law or by the enforcement of any assessment or penalty or otherwise, it being expressly agreed and understood that this Note is solely the obligation of Financement-Québec and that no personal liability whatsoever shall attach to or be incurred by any such officials or other representatives, as such, because of the execution of this Note.

Prescription

Under current Québec law, Financement-Québec's obligation to make any payment on the Notes shall be extinguished three years after the date such payment is due unless the right to such payment is judicially exercised prior to the expiration of such three-year period.

Governing Law

The Fiscal Agency Agreement and the Notes shall be construed in accordance and governed by the laws of Québec and the laws of Canada applicable therein.

Financement-Québec and Québec irrevocably consent to the fullest extent permitted by law to the giving of any relief (including, without limitation, the making, enforcement or execution against any property of any order or judgment) made or given in connection with any proceedings arising out of or in connection with the Fiscal Agency Agreement and the Notes.

U.S. Dollars

Reference in this Note to "U.S. dollars" is to the currency of the United States of America.

OPTION TO ELECT REPAYMENT

        The undersigned hereby irrevocably requests and instructs Financement-Québec to repay the within Note (or portion thereof specified below) pursuant to its terms at the Repayment Price, to the undersigned at:

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF THE UNDERSIGNED)

If less than the entire Principal Amount of the within Note is to be repaid, specify the portion thereof which the Holder elects to have repaid:                                        ; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):                                        .

Dated:
NOTICE: This signature on this Option to Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.

GUARANTEE BY QUÉBEC

By virtue of the powers conferred by the Parlement du Québec and of the authorization of the Gouvernement du Québec under Order in Council No 668-2003 dated June 18, 2003, adopted by the Gouvernement du Québec, as such Order in Council may be further amended or replaced, Québec hereby irrevocably and unconditionally guarantees to the holder of the Notes to which this guarantee is attached and pledges its full faith and credit for the due and punctual payment of the principal of said Notes and premium, if any, and the interest thereon upon default in payment by Financement-Québec, as and when the same shall respectively become due and payable (without taking into account any applicable grace period or notice period set out in the terms and conditions of the Notes), whether at stated maturity, upon previous call for redemption or by acceleration or otherwise; and Québec hereby expressly waives the benefits of discussion and division and any notice, protest, demand or previous claim.

This Guarantee shall be construed in accordance with, and governed by, the laws of Québec and the laws of Canada applicable therein.

Québec irrevocably consents to the fullest extent permitted by law to the giving of any relief (including, without limitation, the making or enforcement of any order or judgment) made or given in connection with any proceedings arising out of or in connection with this Guarantee.

Dated as of

Executed in The City of New York on behalf of Québec.

QUÉBEC
By:	Authorized Signatory

EXHIBIT C

This Note is a Global Note within the meaning of the Fiscal Agency Agreement hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Global Note may not be exchanged in whole or in part for a Note registered, and no transfer of this Global Note in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof except in the limited circumstances described in the Fiscal Agency Agreement.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Financement-Québec or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED	REGISTERED
No. GFXR	$
CUSIP

FINANCEMENT-QUÉBEC
GLOBAL MEDIUM-TERM NOTE
SERIES A
(Fixed Rate)

        Issue of up to U.S.$1,500,000,000 Medium-Term Notes, Series A, Due Nine Months or More from Date of Issue under the authority of An Act respecting Financement-Québec (1999, ch. 11).

        The following summary of terms is subject to the information set forth on the reverse hereof.

  PRINCIPAL AMOUNT: U.S.$
  ISSUE DATE:
  INTEREST RATE:
  INTEREST PAYMENT DATE(S):
  RECORD DATE(S):
  STATED MATURITY:
  REDEMPTION DATE(S):
  MINIMUM DENOMINATION TO BE REDEEMED (IF OTHER THAN U.S.$1,000):
  INITIAL REDEMPTION PERCENTAGE:
  ANNUAL REDEMPTION PERCENTAGE REDUCTION:
  OPTIONAL REPAYMENT DATE(S):
  MINIMUM DENOMINATION TO BE REPAID (IF OTHER THAN U.S.$1,000):
  ORIGINAL ISSUE DISCOUNT SECURITY:
      TOTAL AMOUNT OF OID:
      YIELD TO MATURITY:
      INITIAL ACCRUAL PERIOD OID:
  OTHER PROVISIONS:

FINANCEMENT-QUÉBEC, for value received, hereby promises to pay to Cede & Co., as nominee of The Depository Trust Company ("DTC" or the "Depositary") or registered assigns, the Principal Amount specified above at the Stated Maturity specified above and to pay interest thereon at a rate per annum equal to the Interest Rate specified above until the principal hereof is paid or duly made available for payment. Interest on this Global Note will accrue from, and including, the immediately preceding Interest Payment Date specified above in respect of which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date specified above to, but excluding, the next succeeding Interest Payment Date or, in respect of any part of the Principal Amount due on a Maturity Date (as defined below), such Maturity Date, as the case may

be. Except as provided herein, Financement-Québec will pay interest on the Interest Payment Date(s) specified above and in respect of any part of the Principal Amount due on a Maturity Date, on such Maturity Date commencing on the first Interest Payment Date next succeeding the Issue Date, unless the Issue Date occurs between a Record Date (as defined below) and the Interest Payment Date to which such Record Date pertains, in which case commencing on the Interest Payment Date following the next succeeding Record Date to the Holder (as defined below) on such next succeeding Record Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Global Note (or one or more predecessor Global Notes) is registered (the "Holder") in the register of the names and addresses of Holders of Notes (the "Note Register") maintained by Financement-Québec at the corporate trust office of the Fiscal Agent (as defined on the reverse hereof) at the close of business on the date fifteen calendar days prior to an Interest Payment Date (whether or not a Business Day (as defined on the reverse hereof)) (a "Record Date"); provided, however, that interest payable on a Maturity Date will be payable to the person to whom the part of the Principal Amount due on such Maturity Date shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the person in whose name this Global Note (or one or more predecessor Global Notes) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Fiscal Agent, notice whereof shall be given to Holders of Notes of this series not less than ten days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Global Note may be listed, and upon such notice as may be required by such exchange.

Upon presentation of this Global Note on a Maturity Date at the corporate trust office of the Fiscal Agent maintained for that purpose in The City of New York, or at such other office or agency of Financement-Québec maintained by it in The City of New York for the purpose of making such payments, payment of the principal of this Global Note and premium, if any, and interest due on such Maturity Date will be made to the Holder of this Global Note on such Maturity Date in immediately available funds. Payments of interest, other than on a Maturity Date, on this Global Note will be made by check mailed to the address of such Holder as it appears in the Note Register. A Holder of U.S.$10,000,000 or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) shall be entitled to receive payments of interest, other than on a Maturity Date, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Fiscal Agent not less than ten days prior to the applicable Interest Payment Date. Payment of the principal of and premium, if any, and interest on this Global Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS GLOBAL NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Global Note shall not be entitled to any benefit under the Fiscal Agency Agreement or be valid or obligatory for any purpose.

SIGNED ON BEHALF OF FINANCEMENT-QUÉBEC.

Dated:
Authorized Official

FISCAL AGENT'S CERTIFICATE
OF AUTHENTICATION

This is one of the Notes referred to in the
within-mentioned Fiscal Agency Agreement.

JPMORGAN CHASE BANK, as Fiscal Agent

Authorized Officer

FINANCEMENT-QUÉBEC
GLOBAL MEDIUM-TERM NOTE
SERIES A
FIXED RATE

General

This Global Note is one of a duly authorized issue of Medium-Term Notes, Series A (the "Notes"), Due Nine Months or More from Date of Issue, as selected by the purchaser and agreed to by Financement-Québec. The Notes are issuable in a single series under a fiscal agency agreement, dated as of December 4, 2003 (the "Fiscal Agency Agreement"), among Financement-Québec, Québec and JPMorgan Chase Bank, as fiscal agent (the "Fiscal Agent", which term shall include, unless the context otherwise requires, its successors and assigns), in an aggregate initial offering price of up to U.S.$1,500,000,000. The foregoing limit, however, may be increased by Financement-Québec if in the future it determines that it may wish to sell additional Notes. The Fiscal Agency Agreement may be amended from time to time in accordance with the terms thereof, but any such amendment will not affect the rights of the Holder hereunder.

As used herein, "Maturity Date", when used with respect to this Global Note, means the date on which the Principal Amount of this Note or any part thereof becomes due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

Payments

  General

Interest payments for this Global Note will be computed and paid on the basis of a 360-day year of twelve 30-day months. For purposes of disclosure under the Interest Act (Canada), the yearly rate of interest which is equivalent to the rate of interest payable on this Global Note is the Interest Rate specified on the face hereof multiplied by the number of days in the year and divided by 360.

In the case where an Interest Payment Date or a Maturity Date does not fall on a Business Day, any payment of principal, premium or interest otherwise payable on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity Date and no interest shall accrue for the period from and after such Interest Payment Date or Maturity Date to such next succeeding Business Day. As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or executive order to close in The City of New York.

  Original Issue Discount Note

If this Global Note is designated on the face hereof as an Original Issue Discount Note, then, notwithstanding anything to the contrary contained in this Global Note, upon the redemption, repayment or acceleration of the Stated Maturity of this Global Note there shall be payable, in lieu of the Principal Amount due at the Stated Maturity hereof, an amount equal to the Amortized Face Amount of this Global Note. The "Amortized Face Amount" shall be the amount equal to (i) the Issue Price (as defined below) of this Global Note, plus (ii) that portion of the difference between the Issue Price and the Principal Amount of this Global Note that has been amortized at the Stated Yield (as defined below) of this Global Note (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount exceed the Principal Amount of this Global Note. As used in the previous sentence "Issue Price" means the Principal Amount of this Global Note less the Total Amount of OID of this Global Note specified on the face hereof and the "Stated Yield" of this Global Note means the Yield to Maturity specified on the face hereof (or if not so specified, the Yield to Maturity compounded semi-annually and computed in accordance with generally accepted United States bond yield computation principles) for the period from the Issue Date of this Global Note to the Stated Maturity hereof on the basis of its Issue Price and Principal Amount.

  Redemption at the Option of Financement-Québec

If one or more Redemption Dates (or ranges of such dates) is specified on the face hereof, this Global Note is subject to redemption upon not less than thirty days' and not more than sixty days' prior notice by mail, on any such date (or during any such range) as a whole, or from time to time in part, in increments of U.S.$1,000 or such other minimum denomination specified on the face hereof (provided that any remaining Principal Amount hereof shall be at least U.S.$1,000 or such other minimum denomination), at the election of Financement-Québec, at the Redemption Price (as defined below) together with accrued interest to the Redemption Date; but any interest payment due on an Interest Payment Date falling on or prior to the Redemption Date will be payable to the Holder hereof (or one or more predecessor Notes) of record at the close of business on the Record Date pertaining to such Interest Payment Date. If applicable, the "Redemption Price" for any such redemption shall be equal to the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction specified on the face hereof, if applicable) multiplied by the portion of the Principal Amount hereof (or, if this Global Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be redeemed; provided, however, that in no event shall the Redemption Price be less than 100% of the portion of the Principal Amount hereof (or, if this Global Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be redeemed.

Notice of redemption having been given as aforesaid, this Global Note (or the portion of the Principal Amount hereof so to be redeemed) shall, on the Redemption Date, become due and payable at the Redemption Price herein specified, and from and after such date (unless Financement-Québec shall default in the payment of the Redemption Price and accrued interest) shall cease to bear interest.

In the case of any partial redemption at the election of Financement-Québec of Notes, the Notes of a particular tenor to be redeemed shall be selected by the Fiscal Agent not more than sixty days prior to the Redemption Date by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of portions of the Principal Amount of Notes. In the event of any redemption of this Global Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof, provided that such unredeemed portion shall be an authorized denomination for Notes of this series.

  Repayment at the Option of Holder

If one or more Optional Repayment Dates (or ranges of such dates) is specified on the face hereof, this Global Note is subject to repayment on any such date (or during any such range) or, if such date is not a Business Day, on the first Business Day following such date, as a whole or from time to time in part, in increments of U.S.$1,000 or such other minimum denomination specified on the face hereof (provided that any remaining Principal Amount hereof shall be at least U.S.$1,000 or such other minimum denomination), at the election of the Holder hereof at the Repayment Price (as defined below) together with accrued interest thereon to the Optional Repayment Date, but any interest payment due on an Interest Payment Date falling on or prior to the Optional Repayment Date will be payable to the Holder hereof of record at the close of business on the Record Date pertaining to such Interest Payment Date. Such election shall be effected by the Holder hereof delivering to Financement-Québec at the corporate trust office of the Fiscal Agent in The City of New York not less than thirty nor more than sixty days prior to the date on which this Global Note is to be repaid, or during such other notice period specified on the face hereof, a notice requesting such repayment in the form prescribed below and specifying the date upon which this Global Note is to be repaid. Any notice given by a Holder pursuant to this paragraph shall consist of this Global Note with the form entitled "Option to Elect Repayment" set forth of the end of this Global Note duly completed. Exercise of the repayment option by the Holder hereof will be irrevocable. Unless otherwise specified on the face hereof, the "Repayment Price" for any such repayment shall be 100% of the portion of the Principal Amount hereof (or, if this Global Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be repaid.

Status of the Notes

The Notes shall rank equally among themselves and with the other debt securities of Financement-Québec outstanding on the date of this Global Note or issued hereafter.

Québec will unconditionally guarantee the due and punctual payment of the principal of and premium, if any, and interest on the Notes, upon default in payment by Financement-Québec, when and as the same shall respectively become due and payable, whether at Stated Maturity, upon previous call for redemption, by acceleration or otherwise. The guarantee will be a direct, unconditional and unsecured obligation of Québec and will rank equally in right of payment with all other unsecured obligations for borrowed money of Québec outstanding at the date hereof or in the future.

Form, Denomination and Registration

The Notes are fully registered, without coupons, in authorized denominations of U.S.$1,000 and any integral multiple of U.S.$1,000 in excess thereof. The Fiscal Agent has been appointed registrar for the Notes, and Financement-Québec will cause the Fiscal Agent to maintain at its corporate trust office in The City of New York a Note Register for the registration and transfer of Notes.

This Note is a Global Note registered in the name of a nominee of the Depositary. This Global Note is exchangeable for certificated Notes in definitive form ("Certificated Notes") registered in the name of a person other than the Depositary or its nominee only in the limited circumstances hereinafter described. Unless and until it is exchanged in whole or in part for Certificated Notes, this Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or another nominee of the Depositary, or by the Depositary or the nominee of the Depositary to a successor of the Depositary or a nominee of such successor.

The Notes represented by this Global Note are exchangeable for Certificated Notes of like tenor as such Notes in denominations of U.S.$1,000 and integral multiples thereof only (i) if the Depositary notifies Financement-Québec that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor Depositary is not appointed by Financement-Québec within 90 days after receiving the notice or becoming aware that the Depositary is no longer registered as the Depositary, or (ii) if Financement-Québec executes and delivers to the Fiscal Agent a written notice that all Global Notes representing Notes shall be exchangeable, or (iii) upon request to the Fiscal Agent by the Depositary, acting on direct or indirect instructions of a Holder or any beneficial owner of an interest in this Global Note, after an event of default entitling the Holders to accelerate the Stated Maturity of the Notes represented by this Global Note has occurred and is continuing, provided that if the Depositary is unwilling or does not promptly make such request to the Fiscal Agent, then any beneficial owner of an interest in this Global Note shall be entitled to make such request with respect to such interest. If the exchange is made pursuant to clause (iii), then the Notes represented by this Global Note may be exchangeable for Certificated Notes in whole or in part. If the Notes represented by this Global Note become exchangeable as provided above, Financement-Québec shall issue or cause to be issued Certificated Notes, with the guarantee of the Guarantor endorsed thereon, upon registration of transfer of, or in exchange for, Notes represented by this Global Note. All such exchanges will be free of charge, but Financement-Québec may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. The date of registration of any Certificated Note delivered upon any exchange or transfer of a Global Note shall be such that no gain or loss of interest results from such exchange or transfer. The Fiscal Agent shall not be required to make any transfers, registrations or exchanges of Global Notes for a period of fifteen days preceding any Interest Payment Date.

In respect of any such issuance of Certificated Notes, (i) Financement-Québec shall promptly provide the Fiscal Agent with a sufficient number of Certificated Notes in blank form to proceed with such issuance, (ii) the Depositary shall cause this Global Note to be delivered to the Fiscal Agent and provide the Fiscal Agent with the necessary registration information for such Certificated Notes, (iii) the Fiscal Agent shall authenticate and deliver such Certificated Notes in an aggregate principal amount equal to the principal amount of this Global Note to be exchanged for such Certificated Notes, (iv) the Fiscal Agent shall cancel this Global Note and, in the case of a partial exchange, issue and deliver to or to the order of the Depositary a new Global Note in an aggregate principal amount equal to the unexchanged portion of this Global Note and (v) the Fiscal Agent shall reduce accordingly the holdings of the Holder on the Register. The Fiscal Agent shall have at least 30 days from the date of its receipt of Certificated Notes and registration information to authenticate and deliver such Certificated Notes. Such Certificated Notes shall be registered in such names and in such denominations as

DTC, pursuant to instructions from its direct or indirect participants, shall direct and shall be delivered as directed by the persons in whose names such Certificated Notes are to be registered. All Notes represented by Certificated Notes issued upon any such issuance in exchange for the Notes represented by this Global Note shall be valid obligations of Financement-Québec and shall be entitled to the same benefits under the Fiscal Agency Agreement and the guarantee of the Guarantor as the Global Notes.

Financement-Québec expressly acknowledges that if Certificated Notes are not promptly issued to a beneficial owner of an interest in a Global Note as contemplated herein, then such beneficial owner shall be entitled to pursue any remedy under the Fiscal Agency Agreement, the Note or applicable law with respect to the portion of this Global Note that represents such beneficial owner's interest as if such Certificated Notes had been issued.

In the event of any redemption of Notes represented by this Global Note at the election of Financement-Québec, the Fiscal Agent shall not be required to (i) issue, register the transfer of or exchange Global Notes of like tenor during a period beginning at the opening of business fifteen days before any selection of such Notes to be redeemed and ending at the close of business on the day of mailing of the relevant notice of redemption, or (ii) register the transfer of or exchange this Global Note, or, except in the case of a partial redemption, the unredeemed portion of this Global Note. Following the exercise of any repayment option by the Holder hereof, the Fiscal Agent shall not be required to issue, register the transfer of or exchange that portion of this Global Note with respect to which such option has been exercised.

Subject to the foregoing, this Global Note is not exchangeable, except for a Global Note or Global Notes in an equal aggregate Principal Amount to be registered in the name of the Depositary or its nominee.

Events of Default

In the event that (i) Financement-Québec shall default in the payment of principal of or premium or interest on this Global Note as and when the same shall be due and payable, and such default shall continue for a period of 45 days, or (ii) default shall be made in the due performance or observance by Financement-Québec of any covenant or agreement contained in the Global Notes, other than the payment of principal, premium or interest, or in the Fiscal Agency Agreement, and such default shall continue for a period of 60 days, or (iii) Financement-Québec or Québec shall default in the payment of any principal of or premium or interest on any indebtedness (direct or under a guarantee) for borrowed money, other than the Global Notes, as and when the same shall be due and payable, and such default shall continue for a period of 45 days, provided that the foregoing shall not be taken into account so long as the aggregate principal amount of all such indebtedness (direct or under a guarantee) for borrowed money with respect to which the foregoing has occurred does not exceed U.S.$50,000,000 (or its equivalent in other currencies), then at any time thereafter and during the continuance of such default the Holder of this Global Note (or its proxy) may deliver or cause to be delivered to Financement-Québec and Québec (with a copy to the Fiscal Agent) a written notice that such Holder elects to declare the principal of the Note or Notes held by him (the serial number or numbers of the Global Note representing such Notes and the Principal Amount of the Notes owned by him and the subject of such declaration being set forth in such notice) to be due and payable and, in the cases falling within either (i) or (iii) above, on the 15th day after delivery of such notice, or, in the cases falling within (ii) above, on the 30th day after delivery of such notice, the principal of the Note or Notes referred to in such notice plus any premium and accrued interest thereon shall become due and payable at the places for payment herein specified, unless prior to that time all such defaults theretofore existing shall have been cured.

Modification

The Fiscal Agency Agreement and the Global Notes may be amended by Financement-Québec, the Guarantor and the Fiscal Agent without notice to, or the consent of, the holder of any Global Note, for the purpose of (i) curing any ambiguity; (ii) curing, correcting or supplementing any defective provisions contained herein or therein; or (iii) in any other manner which Financement-Québec and the Guarantor, acting on the advice of independent counsel, may deem necessary or desirable and which will not be inconsistent with the Fiscal Agency Agreement or the Global Notes and which in the reasonable opinion of Financement-Québec and the Guarantor, on the one hand, and the Fiscal Agent upon receiving an opinion of such independent counsel satisfactory to the Fiscal Agent, on the other hand, will not adversely affect the interests of the holders of Global Notes.

The Fiscal Agency Agreement contains provisions for convening meetings of registered holders of Global Notes to modify or amend by Extraordinary Resolution (as defined in the Fiscal Agency Agreement) the Fiscal Agency Agreement (except as provided in the immediately preceding paragraph) and the Global Notes (including the terms and conditions thereof) or waive future compliance therewith or past default thereon by Financement-Québec. An Extraordinary Resolution duly passed at any such meeting shall be binding on all holders of Global Notes, whether present or not; provided, however, that no such modification or amendment to the Fiscal Agency Agreement or to the terms and conditions of the Global Notes or any other action taken may, without the consent of the holder of each such Global Note affected thereby: (a) change the Stated Maturity or the Interest Payment Date(s) of any such Global Note; (b) reduce the Principal Amount of or rate of interest on any such Global Note; (c) change the currency of payment of any such Global Note; (d) impair the right to institute suit for the enforcement of any payment on or with respect to such Global Note or the guarantee of the Guarantor; (e) reduce the percentage of the holders of Global Notes necessary to modify or amend the Fiscal Agency Agreement or the terms and conditions of the Global Notes or reduce the percentage of votes required for the taking of action or the quorum required at any meeting of holders of Global Notes; or (f) reduce the percentage of outstanding Global Notes necessary to waive any future compliance or past default.

Future Holders

Any action by the Holder of this Global Note shall bind all future Holders of this Global Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by Financement-Québec or by the Fiscal Agent in pursuance of such action.

Notices

All notices to the Holders of Global Notes will be given in writing mailed, first-class postage prepaid, to each Holder at each Holder's address as it appears in the Note Register. Any such notice shall be deemed to have been given on the date of such mailing.

However, when Certificated Notes are outstanding, all notices to the Holders of Notes will be published in English in New York, New York in The Wall Street Journal and in Toronto, Ontario in The Globe & Mail and in French in Montréal, Québec in La Presse. If at any time publication in any such newspaper is not practicable, notices will be valid if published in an English language newspaper, or, if in Québec, a French language newspaper, with general circulation in the respective market regions as Financement-Québec, with the approval of the Fiscal Agent, shall determine. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once or on different dates, on the first date on which publication is made.

Office or Agency of Financement-Québec

So long as this Global Note shall be outstanding, Financement-Québec will maintain an office or agency for the payment of the principal of and premium, if any, and interest on this Global Note as herein provided in The City of New York, and an office or agency in The City of New York for the registration, transfer and exchange as aforesaid of the Notes. Financement-Québec may designate other agencies for the payment of said principal and premium, if any, and interest at such place or places (subject to applicable laws and regulations) as Financement-Québec may decide. So long as there shall be a Fiscal Agent, Financement-Québec shall keep the Fiscal Agent advised of the names and locations of such agencies, if any are so designated.

No recourse under or upon any covenant contained in this Global Note or because of the creation of the indebtedness represented hereby shall be had against any official or other representative, past, present or future, as such, of Financement-Québec whether by virtue of any statute or rule of law or by the enforcement of any assessment or penalty or otherwise, it being expressly agreed and understood that this Global Note is solely the obligation of Financement-Québec and that no personal liability whatever shall attach to or be incurred by any such officials or other representatives, as such, because of the execution of this Global Note.

Prescription

Under current Québec law, Financement-Québec's obligation to make any payment on the Notes shall be extinguished three years after the date such payment is due unless the right to such payment is judicially exercised prior to the expiration of such three-year period.

Governing Law

The Fiscal Agency Agreement and the Notes shall be construed in accordance and governed by the laws of Québec and the laws of Canada applicable therein.

Financement-Québec and Québec irrevocably consent to the fullest extent permitted by law to the giving of any relief (including, without limitation, the making, enforcement or execution against any property of any order or judgment) made or given in connection with any proceedings arising out of or in connection with the Fiscal Agency Agreement and the Notes.

U.S. Dollars

Reference in this Global Note to "U.S. dollars" is to the currency of the United States of America.

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs Financement-Québec to repay the within Global Note (or portion thereof specified below) pursuant to its terms at the Repayment Price, to the undersigned at:

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF THE UNDERSIGNED)

If less than the entire Principal Amount of the within Global Note is to be repaid, specify the portion thereof which the Holder elects to have repaid:                                        ; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the Holder for the portion of the within Global Note not being repaid (in the absence of any such specification, one such Global Note will be issued for the portion not being repaid) :                                          .

Dated:
NOTICE: This signature on this Option to Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.

GUARANTEE BY QUÉBEC

By virtue of the powers conferred by the Parlement du Québec and of the authorization of the Gouvernement du Québec under Order in Council No 668-2003 dated June 18, 2003, adopted by the Gouvernement du Québec, as such Order in Council may be further amended or replaced, Québec hereby irrevocably and unconditionally guarantees to the holder of the Global Notes to which this guarantee is attached and pledges its full faith and credit for the due and punctual payment of the principal of said Global Notes and premium, if any, and the interest thereon upon default in payment by Financement-Québec, as and when the same shall respectively become due and payable (without taking into account any applicable grace period or notice period set out in the terms and conditions of the Notes), whether at stated maturity, upon previous call for redemption or by acceleration or otherwise; and Québec hereby expressly waives the benefits of discussion and division and any notice, protest, demand or previous claim.

This Guarantee shall be construed in accordance with, and governed by, the laws of Québec and the laws of Canada applicable therein.

Québec irrevocably consents to the fullest extent permitted by law to the giving of any relief (including, without limitation, the making or enforcement of any order or judgment) made or given in connection with any proceedings arising out of or in connection with this Guarantee.

Dated as of

Executed in The City of New York on behalf of Québec.

QUÉBEC
By:	Authorized Signatory

EXHIBIT D

This Note is a Global Note within the meaning of the Fiscal Agency Agreement hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Global Note may not be exchanged in whole or in part for a Note registered, and no transfer of this Global Note in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof except in the limited circumstances described in the Fiscal Agency Agreement.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Financement-Québec or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED	REGISTERED
No. GFLR	$
CUSIP

FINANCEMENT-QUÉBEC
GLOBAL MEDIUM-TERM NOTE
SERIES A
(Floating Rate)

        Issue of up to U.S.$1,500,000,000 Medium-Term Notes, Series A, Due Nine Months or More from Date of Issue under the authority of An Act respecting Financement-Québec (1999, ch. 11).

        The following summary of terms is subject to the information set forth on the reverse hereof.

  PRINCIPAL AMOUNT: U.S.$
  ISSUE DATE:
  INTEREST RATE BASIS:
  SPREAD:
  SPREAD MULTIPLIER:
  INITIAL INTEREST RATE:
  MAXIMUM INTEREST RATE:
  MINIMUM INTEREST RATE:
  INTEREST PAYMENT DATE(S):
  INTEREST PAYMENT PERIOD:
  INTEREST RESET DATE(S):
  INTEREST RATE RESET PERIOD:
  INTEREST DETERMINATION DATE(S):
  CALCULATION DATE(S):
  INDEX MATURITY:
  CALCULATION AGENT:
  RECORD DATE(S):
  STATED MATURITY:
  REDEMPTION DATE(S):
  MINIMUM DENOMINATION TO BE REDEEMED (IF OTHER THAN U.S.$1,000):
  INITIAL REDEMPTION PERCENTAGE:
  ANNUAL REDEMPTION PERCENTAGE REDUCTION:
  OPTIONAL REPAYMENT DATE(S):
  MINIMUM DENOMINATION TO BE REPAID (IF OTHER THAN U.S.$1,000):
  ORIGINAL ISSUE DISCOUNT SECURITY:
      TOTAL AMOUNT OF OID:
      YIELD TO MATURITY:
      INITIAL ACCRUAL PERIOD OID:
  OTHER PROVISIONS:

FINANCEMENT-QUÉBEC, for value received, hereby promises to pay to Cede & Co., as nominee of The Depository Trust Company ("DTC" or the "Depositary") or registered assigns, the Principal Amount specified above of the Stated Maturity specified above and to pay interest thereon at a rate per annum equal to the Initial Interest Rate specified above until the first Interest Reset Date specified above following the Issue Date specified above and thereafter at a rate determined in accordance with the provisions on the reverse hereof under the heading "Determination of CD Rate", "Determination of CMT Rate", "Determination of Commercial Paper Rate", "Determination of Federal Funds Rate", "Determination of LIBOR", "Determination of EURIBOR", "Determination of Prime Rate" or "Determination of Treasury Rate", depending upon whether the Interest Rate Basis specified above is CD Rate, CMT Rate, Commercial Paper Rate, Federal Funds Rate, LIBOR, EURIBOR, Prime Rate or Treasury Rate, until the principal hereof is paid or duly made available for payment. Interest on this Global Note will accrue from, and including, the immediately preceding Interest Payment Date specified above in respect of which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date specified above to, but excluding, the next succeeding Interest Payment Date or, in respect of any part of the Principal Amount due on a Maturity Date (as defined below), such Maturity Date, as the case may be, except that the interest payment on a Maturity Date will include interest accrued to but excluding such date. Except as provided herein, Financement-Québec will pay interest monthly, quarterly, semi-annually or annually as specified above under "Interest Payment Period", commencing with the first Interest Payment Date specified above next succeeding the Issue Date, unless the Issue Date occurs between a Record Date and the Interest Payment Date to which such Record Date pertains, in which case commencing on the Interest Payment Date following the next succeeding Record Date and in respect of any part of the Principal Amount due on a Maturity Date, on such Maturity Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Global Note (or one or more predecessor Global Notes) is registered (the "Holder") in the register of the names and addresses of Holders of Notes (the "Note Register") maintained by Financement-Québec at the corporate trust office of the Fiscal Agent (as defined on the reverse hereof) at the close of business on the date fifteen calendar days prior to an Interest Payment Date (whether or not a Business Day (as defined on the reverse hereof)) (a "Record Date"); provided, however, that interest payable on a Maturity Date will be payable to the person to whom the part of the Principal Amount due on such Maturity Date shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the person in whose name this Global Note (or one or more predecessor Global Notes) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Fiscal Agent, notice whereof shall be given to Holders of Notes of this series not less than ten days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Global Note may be listed, and upon such notice as may be required by such exchange.

Upon presentation of this Global Note on a Maturity Date at the corporate trust office of the Fiscal Agent maintained for that purpose in The City of New York, or at such other office or agency of Financement-Québec maintained by it in The City of New York for the purpose of making such payments, payment of the principal of this Global Note and premium, if any, and interest due on such Maturity Date will be made to the Holder of this Global Note on such Maturity Date in immediately available funds. Payments of interest, other than on a Maturity Date, on this Global Note are will be made by check mailed to the address of such Holder as it appears in the Note Register. A Holder of U.S.$10,000,000 or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) shall be entitled to receive payments of interest, other than on a Maturity Date, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Fiscal Agent not less than ten days prior to the applicable Interest Payment Date. Payment of the principal of and premium, if any, and interest on this Global Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS GLOBAL NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Global Note shall not be entitled to any benefit under the Fiscal Agency Agreement or be valid or obligatory for any purpose.

SIGNED ON BEHALF OF FINANCEMENT-QUÉBEC.

Dated:
Authorized Official

FISCAL AGENT'S CERTIFICATE
OF AUTHENTICATION

This is one of the Notes referred to in the
within-mentioned Fiscal Agency Agreement.

JPMORGAN CHASE BANK, as Fiscal Agent

Authorized Officer

FINANCEMENT-QUÉBEC
GLOBAL MEDIUM-TERM NOTE
SERIES A
FLOATING RATE

General

This Global Note is one of a duly authorized issue of Medium-Term Notes, Series A (the "Notes"), Due Nine Months or More from Date of Issue, as selected by the purchaser and agreed to by Financement-Québec. The Notes are issuable in a single series under a fiscal agency agreement, dated as of December 4, 2003 (the "Fiscal Agency Agreement"), among Financement-Québec, Québec and JPMorgan Chase Bank, as fiscal agent (the "Fiscal Agent", which term shall include, unless the context otherwise requires, its successors and assigns), in an aggregate initial offering price of up to U.S.$1,500,000,000. The foregoing limit, however, may be increased by Financement-Québec if in the future it determines that it may wish to sell additional Notes. The Fiscal Agency Agreement may be amended from time to time in accordance with the terms thereof, but any such amendment will not affect the rights of the Holder hereunder.

As used herein, "Maturity Date", when used with respect to this Global Note, means the date on which the Principal Amount of this Note or any part thereof becomes due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

Interest

  General

Commencing with the first Interest Reset Date specified on the face hereof following the Issue Date, the rate at which interest on this Global Note is payable shall be adjusted daily, weekly, monthly, quarterly, semi-annually or annually as specified on the face hereof under "Interest Rate Reset Period"; provided, however, that the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate. If any Interest Reset Date would otherwise be a day that is not a Business Day (as defined below), such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that in the case the Interest Rate Basis is LIBOR or EURIBOR, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on this Global Note shall be the rate determined in accordance with the provisions of the applicable heading below.

Determination of CD Rate.    If the Interest Rate Basis is CD Rate, the interest rate payable with respect to this Global Note shall equal the CD Rate determined as specified herein, plus or minus the Spread, if any, specified on the face hereof or multiplied by the Spread Multiplier, if any, specified on the face hereof. The CD Rate shall equal the rate as of the second Business Day prior to the Interest Reset Date specified on the face hereof (a "CD Interest Determination Date") for negotiable certificates of deposit for the period of the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates", or any successor publication ("H.15(519)") under the heading "CDs (Secondary Market)" or any replacement heading on that service. If such rate is not published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such CD Interest Determination Date, then the CD Rate shall be the rate on such CD Interest Determination Date set forth in the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update, or any successor site or publication ("H.15 Daily Update") for that day in respect of certificates of deposit having the Index Maturity specified above under the heading "CD(s) (Secondary Market)" or any replacement heading on that service. If such rate is not published in either H.15(519) or H.15 Daily Update by 3:00 p.m., New York City time, on the Calculation Date pertaining to such CD Interest Determination Rate, then the CD Rate shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates, as of 10:00 a.m., New York City time, on such CD Interest Determination Date, of three leading non-bank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent, after consultation with Financement-Québec (and which may include the agents appointed by Financement-Québec for the purpose of soliciting purchases of the Notes by others from Financement-Québec (the "Agents") and affiliates of the Agents) for negotiable certificates of deposit of major United States money center banks with a remaining maturity closest to the specified Index Maturity and in an amount that is representative for a single transaction in such market at such time, provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate will be the CD Rate in effect on such CD Interest Determination Date.

Determination of CMT Rate.    If the Interest Rate Basis is CMT Rate, the interest rate payable with respect to this Global Note shall equal the CMT Rate determined as specified herein, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The CMT Rate shall equal the rate as of the second Business Day prior to the Interest Reset Date specified on the face hereof (a "CMT Rate Interest Determination Date") displayed on the Designated CMT Telerate Page (as defined below) under the caption "...Treasury Constant Maturities ...Federal Reserve Board Release H.15 ...Mondays Approximately 3:45 p.m.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7051, such CMT Rate Interest Determination Date or (ii) if the Designated CMT Telerate Page is 7052, the week or the month, as applicable, ended immediately preceding the week in which the related CMT Rate Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or is not displayed by 3:00 p.m., New York City time, on the Calculation Date pertaining to such CMT Rate Interest Determination Date, then the CMT Rate for such CMT Rate Interest Determination Date shall be such treasury constant maturity rate for the Designated CMT Maturity Index as may then be published in the relevant H.15(519). If such rate is no longer published, or is not published by 3:00 p.m., New York City time, on such Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date shall be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for such CMT Rate Interest Determination Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not published by 3:00 p.m., New York City time, on such Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the yield to maturity, based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date reported by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York (which may include the Agents or their affiliates) selected by the Calculation Agent (from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year and in an amount that is representative for a single transaction in such market at such time. If three or four (and not five) of such Reference Dealers are quoting as described in the immediately preceding sentence, then the CMT Rate will be based on the arithmetic mean of the Treasury Note quotations obtained and neither the highest nor the lowest of such quotations will be eliminated. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such CMT Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent (and which may include the Agents and their affiliates), and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for Treasury Notes with an original maturity of a number of years that is greater than the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount that is representative for a single transaction in such market at such time. If three or four (and not five) of such Reference Dealers are quoting as described in the immediately preceding sentence, then the CMT Rate shall be based on the arithmetic mean of the Treasury Note quotations obtained and neither the highest nor the lowest of such quotations will be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described in the immediately preceding sentence, the CMT Rate shall be the CMT Rate in effect on such CMT Rate Interest Determination Date. If two Treasury Notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotations for the Treasury Note with the shorter remaining term to maturity will be used.

"Designated CMT Telerate Page" means the display on the Moneyline Telerate Service Inc., or any successor, on the page designated on the face hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is so specified, the Designated CMT Telerate Page shall be 7052, for the most recent week.

"Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified on the face hereof with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof, the Designated CMT Maturity Index shall be two years.

Determination of Commercial Paper Rate.    If the Interest Rate Basis is Commercial Paper Rate, the interest rate payable with respect to this Global Note shall equal the Commercial Paper Rate determined as specified herein, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The Commercial Paper Rate shall equal the Money Market Yield (as defined herein) as of the Business Day prior to the Interest Reset Date ("Commercial Paper Interest Determination Date") for commercial paper for the period of the Index Maturity specified on the face hereof, as published in H.15(519) under the heading "Commercial Paper — Non Financial" or any replacement heading on that service. If such rate is not published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Commercial Paper Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield (as defined below), on such Commercial Paper Interest Determination Date, for commercial paper for the period of the Index Maturity as published in H.15 Daily Update or any other recognized electronic source used for displaying that rate, under the heading "Commercial Paper — Non Financial" or any replacement heading on that service (with an Index Maturity of one month or three months being deemed to be an Index Maturity of thirty days or ninety days respectively). If such rate is not published in either H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on such Calculation Date, then the Commercial Paper Rate shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on such Commercial Paper Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent, after consultation with Financement-Québec (and which may include the Agents and their affiliates), for commercial paper for the period of the Index Maturity placed for an industrial issuer whose bond rating from a nationally recognized rating agency is at least "AA" or the equivalent, provided, however, that if such dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate shall be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

"Money Market Yield" shall be the yield calculated in accordance with the following formula:

D × 360 360 - (D × M)	× 100

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the Interest Payment Period for which interest is being calculated.

Determination of Federal Funds Rate.    If the Interest Rate Basis is Federal Funds Rate, the interest rate payable with respect to this Global Note shall equal the Federal Funds Rate determined as specified herein, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The Federal Funds Rate shall equal the rate as of the Business Day prior to the Interest Reset Date (a "Federal Funds Interest Determination Date") for U.S. dollar Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)" as that rate is displayed on Telerate page 120. If such rate is not displayed on Telerate page 120 by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, then the Federal Funds Rate shall be the rate on such Federal Funds Interest Determination Date as published in H.15 Daily Update or another recognized electronic source for displaying that rate under the heading "Federal Funds

(Effective)" or any replacement heading on that service. If by 3:00 p.m., New York City time, on such Calculation Date, such rate is not published in either H.15(519) or H.15 Daily Update or another recognized electronic source, then the Federal Funds Rate shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates, for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent, after consultation with Financement-Québec (and which may include the Agents and their affiliates) by 9:00 a.m., New York City time, on such Federal Funds Rate Interest Determination Date, provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate shall be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.

"Telerate page" means the display on Moneyline Telerate Service, Inc. or any successor, on the page or pages specified on the face hereof, or any replacement page or pages on that service.

Determination of LIBOR.    If the Interest Rate Basis is LIBOR, the interest rate payable with respect to this Global Note shall equal LIBOR as determined as of the second London Business Day prior to the Interest Reset Date (a "LIBOR Interest Determination Date") in accordance with the following provisions, in each case plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any:

          (iii)  With respect to a LIBOR Interest Determination Date, LIBOR shall be either (a) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Index Currency for the period of the Index Maturity and commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, that appear on the Designated LIBOR Page (as defined below) as of 11:00 a.m. London time, on such LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or (b) if "LIBOR Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified as the method for calculating LIBOR, the rate for deposits in the Index Currency for the period of the Index Maturity and commencing on the second London Business Day immediately following such LIBOR Interest Determination Date that appears on the Designated LIBOR Page specified on the face hereof as of 11:00 a.m., London time, on such LIBOR Interest Determination Date. If fewer than two such offered rates appear, or if no such rate appears, as applicable, LIBOR in respect of such LIBOR Interest Determination Date shall be determined in accordance with the provisions described in clause (ii) below.

          (iv)  With respect to a LIBOR Interest Determination Date for which fewer than two offered rates appear, or no rate appears, as the case may be, on the applicable Designated LIBOR Page as specified in clause (i) above, the Calculation Agent will request the principal London office of each of four major reference banks in the London interbank market (which may include affiliates of the Agents), as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity and commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date shall be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the applicable Principal Financial Center (as defined below) on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center (which may include affiliates of the Agents) selected by the Calculation Agent for loans in the Index Currency specified on the face hereof to leading European banks, for the period of the Index Maturity specified on the face hereof and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR Interest Determination Date shall be LIBOR in effect on such LIBOR Interest Determination Date.

"Designated LIBOR Page" means either (i) if "LIBOR Reuters" is specified on the face hereof, the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency, or (ii) if "LIBOR Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified as the method for calculating LIBOR, the display on the Moneyline Telerate Service Inc., or any successor, for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

"Index Currency" means the currency specified on the face hereof as the currency for which LIBOR shall be calculated. If no such currency is specified on the face hereof, the Index Currency shall be United States dollars.

"Principal Financial Center" as used herein will be the capital city of the country of the Index Currency specified on the face hereof, except that with respect to Canadian dollars, euros, Swiss francs and United States dollars, the Principal Financial Center shall be Montréal, Brussels, Zurich and The City of New York, respectively.

Determination of EURIBOR.    If the Interest Rate Basis is EURIBOR, the interest rate payable with respect to this Global Note shall equal EURIBOR determined as specified herein, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. EURIBOR for each Interest Reset Date shall equal the offered rate, as of the second TARGET Settlement Day (as defined below) prior to the Interest Reset Date (a "EURIBOR Interest Determination Date"), for deposits in euros for the period of the Index Maturity and commencing on the second TARGET Settlement Day immediately following such EURIBOR Interest Determination Date, as that rate appears on Telerate page 248 as of 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date. With respect to a EURIBOR Interest Determination Date for which no rate appears on Telerate page 248, the Calculation Agent will select the principal Euro-Zone (as defined below) office of each of four major reference banks in that market (which may include affiliates of the Agents) and request them to provide their offered quotation for euro deposits for the period of such Index Maturity, commencing on the second TARGET Settlement Day immediately following such EURIBOR Interest Determination Date, to prime banks in the Euro-Zone inter-bank market at approximately 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in euros in such market at such time. If at least two such quotations are provided, EURIBOR shall be calculated by the Calculation Agent and shall be the arithmetic mean of such quotations. If fewer than two quotations are provided, EURIBOR shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date by three major banks in the Euro-Zone inter-bank market selected by the Calculation Agent (which may include affiliates of the Agents) for loans in euros to leading European banks, for the period of such Index Maturity and in a principal amount that is representative for a single transaction in euros in such market at such time. If the banks so selected by the Calculation Agent are not quoting, EURIBOR shall be EURIBOR in effect on such EURIBOR Interest Determination Date.

"Euro-Zone" means, at any time, the region comprised of the member states of the European Economic and Monetary Union that, as of that time, have adopted a single currency in accordance with the Treaty on European Union of February 1992.

"TARGET Settlement Day" means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) system, or any successor system, is open for business.

Determination of Prime Rate.    If the Interest Rate Basis is Prime Rate, the interest rate payable with respect to this Global Note shall equal the Prime Rate determined as specified herein, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The Prime Rate shall equal the rate as of the Business Day prior to the Interest Reset Date (a "Prime Rate Interest Determination Date") that appears in H.15(519) under the heading "Bank Prime Loan" or any replacement heading on that service.

If such rate is not published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Prime Rate Interest Determination Date, then the Prime Rate will be the rate on such Prime Rate Interest Determination Date as published in H.15 Daily Update under the heading "Bank Prime Loan" or any replacement heading on that service.

If by 3:00 p.m., New York City time, on such Calculation Date such rate is not published in either H.15(519) or H.15 Daily Update or such other recognized electronic source, then the Prime Rate will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the display designated as page "US PRIME 1" on the Reuters Monitor Money Rates Service, or such other page as may replace the US PRIME 1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks ("Reuters Screen US PRIME 1 Page"), as such bank's prime rate or base lending rate as of 11:00 a.m., New York City time, on such Prime Rate Interest Determination Date.

If fewer than four such rates appear on the Reuters Screen US PRIME 1 Page on such Prime Rate Interest Determination Date, the Calculation Agent shall calculate the Prime Rate for such Prime Rate Interest Determination Date. Such rate shall be the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by 360, as of the close of business on such Prime Rate Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent after consultation with Financement-Québec (and which may be affiliates of the Agents).

However, if the selected banks are not quoting, the Prime Rate for such Prime Rate Interest Determination Date shall be the Prime Rate in effect on such Prime Rate Interest Determination Date.

Determination of Treasury Rate.    If the Interest Rate Basis is Treasury Rate, the interest rate payable with respect to this Global Note shall equal the Treasury Rate determined as specified herein, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The Treasury Rate shall equal the rate for the auction of direct obligations of the United States ("Treasury Bills") sold at the auction on the applicable Treasury Rate Interest Determination Date for the period of the Index Maturity as such rate appears on Telerate page 56 or 57 under the heading "MONEYLINE INVESTMENT RATE" or any replacement heading on that service (the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned, is a "Treasury Rate Interest Determination Date").

If an auction is held on the Friday of the week preceding the applicable Interest Reset Date, the Treasury Rate Interest Determination Date will be such preceding Friday.

If the rate described above does not appear on Telerate page 56 or 57 at 3:00 p.m., New York City time, on the Calculation Date pertaining to such Treasury Rate Interest Determination Date, the Treasury Rate shall be the Bond Equivalent Yield of the rate, for such Treasury Rate Interest Determination Date, for the type of Treasury Bills described above, as published in H.15(519) Daily Update, or another recognized electronic source used for displaying that rate, under the heading "U.S. Government Securities/Treasury Bills/Auction High".

If the results of the auction of Treasury Bills for the period of the Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, then the Treasury Rate shall be the Bond Equivalent Yield (as defined below) of the auction rate, for such Treasury Interest Determination Date and for Treasury Bills of the kind described above, as announced by the United States Department of the Treasury.

If the auction rate described in the immediately preceding paragraph is not so announced by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held for the relevant week, then the Treasury Rate shall be the Bond Equivalent Yield of the rate, for such Treasury Interest Rate Determination Date and for Treasury Bills having a remaining maturity closest to the period of the Index Maturity, as published in H.15(519) under the heading "U.S. Government Securities/Treasury Bills/Secondary Market".

If the rate described in the immediately preceding paragraph does not appear in H.15(519) at 3:00 p.m., New York City time, on such Calculation Date, then the Treasury Rate shall be the rate, for such Interest Determination Date and for Treasury Bills having a remaining maturity closest to the period of the Index Maturity, as published in H.15(519) Daily Update, or another recognized electronic source used for displaying that rate, under the heading "U.S. Government Securities/Treasury Bills/Secondary Market".

If the rate described in the immediately preceding paragraph does not appear in H.15(519) Daily Update or another recognized electronic source at 3:00 p.m., New York City time, on such Calculation Date, the Calculation Agent shall calculate the Treasury Rate for such Treasury Rate Interest Determination Date. Such rate shall be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Interest Determination Date, of three primary United States government securities dealers, as selected by the Calculation Agent after consultation with Financement-Québec (and which may be the Agents or their affiliates) for the issue of Treasury bills with a remaining maturity closest to the period of the Index Maturity.

If the selected dealers are not quoting, the Treasury Rate for such Treasury Rate Interest Determination Date shall be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.

"Bond Equivalent Yield" shall be the yield calculated in accordance with the following formula:

D × N × 100 360 - (D × M)

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the Interest Payment Period for which interest is being calculated.

  Maximum/Minimum Interest Rate

Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The interest rate on this Global Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

  Interest Calculations

The Calculation Date, if applicable, pertaining to any Interest Determination Date is the earlier of (i) the tenth calendar day after such Interest Determination Date or if any such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

At the request of the Holder hereof, the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which will become effective as of the next Interest Reset Date.

Accrued interest hereon shall be an amount calculated by multiplying the Principal Amount as specified on the face hereof by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day from the Issue Date, or from the last date to which interest has been paid or duly provided for, to but excluding the date for which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate applicable to such day by 360 if the Interest Rate Basis is CD Rate, Commercial Paper Rate, Federal Funds Rate, LIBOR, EURIBOR or Prime Rate, as specified on the face hereof, or by the actual number of days in the year if the Interest Rate Basis is CMT Rate or Treasury Rate, as specified on the face hereof. For purposes of disclosure under the Interest Act (Canada), the yearly rate of interest which is equivalent to the rate of interest payable on this Global Note, except if the Interest Rate Basis of this Global Note is the CMT Rate or Treasury Rate, is the interest rate payable from time to time multiplied by the number of days in the year and divided by 360.

Rounding

All percentages resulting from any calculation on this Global Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent.

Payments

  General

In the case where an Interest Payment Date or a Maturity Date does not fall on a Business Day, any payment of principal, premium or interest otherwise payable on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity Date and no interest shall accrue for the period from and after such Interest Payment Date or Maturity Date to such next succeeding Business Day, except that, in the case of payments of interest other than on the Maturity Date, if the Interest Rate Basis of this Note is LIBOR or EURIBOR, as specified above and such next Business Day falls in the next calendar month, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such Interest Payment Date. As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or executive order to close in The City of New York; provided, however, that with respect to Notes as to which LIBOR is the applicable Interest Rate Basis, such day is also a "London Business Day".

"London Business Day" means a day on which commercial banks are open for business (including dealings in currencies other than U.S. dollars) in London, England.

  Original Issue Discount Note

If this Global Note is designated on the face hereof as an Original Issue Discount Note, then, notwithstanding anything to the contrary contained in this Global Note, upon the redemption, repayment or acceleration of the Stated Maturity of this Global Note there shall be payable, in lieu of the Principal Amount due at the Stated Maturity hereof, an amount equal to the Amortized Face Amount of this Global Note. The "Amortized Face Amount" shall be the amount equal to (i) the Issue Price (as defined below) of this Global Note, plus (ii) that portion of the difference between the Issue Price and the Principal Amount of this Global Note that has been amortized at the Stated Yield (as defined below) of this Global Note (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount exceed the Principal Amount of this Global Note. As used in the previous sentence "Issue Price" means the Principal Amount of this Global Note less the Total Amount of OID of this Global Note specified on the face hereof and the "Stated Yield" of this Global Note means the Yield to Maturity specified on the face hereof (or if not so specified, the Yield to Maturity compounded semi-annually and computed in accordance with generally accepted United States bond yield computation principles) for the period from the Issue Date of this Global Note to the Stated Maturity hereof on the basis of its Issue Price and Principal Amount.

  Redemption at the Option of Financement-Québec

If one or more Redemption Dates (or ranges of such dates) is specified on the face hereof, this Global Note is subject to redemption upon not less than thirty days' and not more than sixty days' prior notice by mail, on any such date (or during any such range) as a whole, or from time to time in part, in increments of U.S.$1,000 or such other minimum denomination specified on the face hereof (provided that any remaining Principal Amount hereof shall be at least U.S.$1,000 or such other minimum denomination), at the election of Financement-Québec, at the Redemption Price (as defined below) together with accrued interest to the Redemption Date; but any interest payment due on an Interest Payment Date falling on or prior to the Redemption Date will be payable to the Holder hereof (or one or more predecessor Notes) of record at the close of business on the Record Date pertaining to such Interest Payment Date. If applicable, the "Redemption Price" for any such redemption shall be equal to the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction specified on the face hereof, if applicable) multiplied by the portion of the Principal Amount hereof (or, if this Global Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be redeemed; provided, however, that in no event shall the Redemption Price be less than 100% of the portion of the Principal Amount hereof (or, if this Global Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be redeemed.

Notice of redemption having been given as aforesaid, this Global Note (or the portion of the Principal Amount hereof so to be redeemed) shall, on the Redemption Date, become due and payable at the Redemption Price herein specified, and from and after such date (unless Financement-Québec shall default in the payment of the Redemption Price and accrued interest) shall cease to bear interest.

In the case of any partial redemption at the election of Financement-Québec of Notes, the Notes of a particular tenor to be redeemed shall be selected by the Fiscal Agent not more than sixty days prior to the Redemption Date by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of portions of the Principal Amount of Notes. In the event of any redemption of this Global Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof, provided that such unredeemed portion shall be an authorized denomination for Notes of this series.

  Repayment at the Option of Holder

If one or more Optional Repayment Dates (or ranges of such dates) is specified on the face hereof, this Global Note is subject to repayment on any such date (or during any such range) or, if such date is not a Business Day, on the first Business Day following such date, as a whole or from time to time in part, in increments of U.S.$1,000 or such other minimum denomination specified on the face hereof (provided that any remaining Principal Amount hereof shall be at least U.S.$1,000 or such other minimum denomination), at the election of the Holder hereof at the Repayment Price (as defined below) together with accrued interest thereon to the Optional Repayment Date, but any interest payment due on an Interest Payment Date falling on or prior to the Optional Repayment Date will be payable to the Holder hereof of record at the close of business on the Record Date pertaining to such Interest Payment Date. Such election shall be effected by the Holder hereof delivering to Financement-Québec at the corporate trust office of the Fiscal Agent in The City of New York not less than thirty nor more than sixty days prior to the date on which this Global Note is to be repaid, or during such other notice period specified on the face hereof, a notice requesting such repayment in the form prescribed below and specifying the date upon which this Global Note is to be repaid. Any notice given by a Holder pursuant to this paragraph shall consist of this Global Note with the form entitled "Option to Elect Repayment" set forth of the end of this Global Note duly completed. Exercise of the repayment option by the Holder hereof will be irrevocable. Unless otherwise specified on the face hereof, the "Repayment Price" for any such repayment shall be 100% of the portion of the Principal Amount hereof (or, if this Global Note is an Original Issue Discount Note, the portion of the Amortized Face Amount hereof) to be repaid.

Status of the Notes

The Notes shall rank equally among themselves and with the other debt securities of Financement-Québec outstanding on the date of this Global Note or issued hereafter.

Québec will unconditionally guarantee the due and punctual payment of the principal of, and premium, if any, and interest on, the Notes, upon default in payment by Financement-Québec, when and as the same shall respectively become due and payable, whether at Stated Maturity, upon previous call for redemption, by acceleration or otherwise. The guarantee will be a direct, unconditional and unsecured obligation of Québec and will rank equally in right of payment with all other unsecured obligations for borrowed money of Québec outstanding at the date hereof or in the future.

Form, Denomination and Registration

The Notes are fully registered, without coupons, in authorized denominations of U.S.$1,000 and any integral multiple of U.S.$1,000 in excess thereof. The Fiscal Agent has been appointed registrar for the Notes, and Financement-Québec will cause the Fiscal Agent to maintain at its corporate trust office in The City of New York a Note Register for the registration and transfer of Notes.

This Note is a Global Note registered in the name of a nominee of the Depositary. This Global Note is exchangeable for certificated Notes in definitive form ("Certificated Notes") registered in the name of a person other than the Depositary or its nominee only in the limited circumstances hereinafter described. Unless and until it is exchanged in whole or in part for Certificated Notes, this Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or another nominee of the Depositary, or by the Depositary or the nominee of the Depositary to a successor of the Depositary or a nominee of such successor.

The Notes represented by this Global Note are exchangeable for Certificated Notes of like tenor as such Notes in denominations of U.S.$1,000 and integral multiples thereof only (i) if the Depositary notifies Financement-Québec that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor Depositary is not appointed by Financement-Québec within 90 days after receiving the notice or becoming aware that the Depositary is no longer registered as the Depositary, or (ii) if Financement-Québec executes and delivers to the Fiscal Agent a written notice that all Global Notes representing Notes shall be exchangeable, or (iii) upon request to the Fiscal Agent by the Depositary, acting on direct or indirect instructions of a Holder or any beneficial owner of an interest in this Global Note, after an event of default entitling the Holders to accelerate the Stated Maturity of the Notes represented by this Global Note has occurred and is continuing, provided that if the Depositary is unwilling or does not promptly make such request to the Fiscal Agent, then any beneficial owner of an interest in this Global Note shall be entitled to make such request with respect to such interest. If the exchange is made pursuant to clause (iii), then the Notes represented by this Global Note may be exchangeable for Certificated Notes in whole or in part. If the Notes represented by this Global Note become exchangeable as provided above, Financement-Québec shall issue or cause to be issued Certificated Notes, with the guarantee of the Guarantor endorsed thereon, upon registration of transfer of, or in exchange for, Notes represented by this Global Note. All such exchanges will be free of charge, but Financement-Québec may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. The date of registration of any Certificated Note delivered upon any exchange or transfer of a Global Note shall be such that no gain or loss of interest results from such exchange or transfer. The Fiscal Agent shall not be required to make any transfers, registrations or exchanges of Global Notes for a period of fifteen days preceding any Interest Payment Date.

In respect of any such issuance of Certificated Notes, (i) Financement-Québec shall promptly provide the Fiscal Agent with a sufficient number of Certificated Notes in blank form to proceed with such issuance, (ii) the Depositary shall cause this Global Note to be delivered to the Fiscal Agent and provide the Fiscal Agent with the necessary registration information for such Certificated Notes, (iii) the Fiscal Agent shall authenticate and deliver such Certificated Notes in an aggregate principal amount equal to the principal amount of this Global Note to be exchanged for such Certificated Notes, (iv) the Fiscal Agent shall cancel this Global Note and, in the case of a partial exchange, issue and deliver to or to the order of the Depositary a new Global Note in an aggregate principal amount equal to the unexchanged portion of this Global Note and (v) the Fiscal Agent shall reduce accordingly the holdings of the Holder on the Register. The Fiscal Agent shall have at least 30 days from the date of its receipt of Certificated Notes and registration information to authenticate and deliver such Certificated Notes. Such Certificated Notes shall be registered in such names and in such denominations as DTC, pursuant to instructions from its direct or indirect participants, shall direct and shall be delivered as directed by the persons in whose names such Certificated Notes are to be registered. All Notes represented by Certificated Notes issued upon any such issuance in exchange for the Notes represented by this Global Note shall be valid obligations of Financement-Québec and shall be entitled to the same benefits under the Fiscal Agency Agreement and the guarantee of the Guarantor as the Global Notes.

Financement-Québec expressly acknowledges that if Certificated Notes are not promptly issued to a beneficial owner of an interest in a Global Note as contemplated herein, then such beneficial owner shall be entitled to pursue any remedy under the Fiscal Agency Agreement, the Note or applicable law with respect to the portion of this Global Note that represents such beneficial owner's interest as if such Certificated Notes had been issued.

In the event of any redemption of Notes represented by this Global Note at the election of Financement-Québec, the Fiscal Agent shall not be required to (i) issue, register the transfer of or exchange Global Notes of like tenor during a period beginning at the opening of business fifteen days before any selection of such Notes to be redeemed and ending at the close of business on the day of mailing of the relevant notice of redemption, or (ii) register the transfer of or exchange this Global Note, or, except in the case of a partial redemption, the unredeemed portion of this Global Note. Following the exercise of any repayment option by the Holder hereof, the Fiscal Agent shall not be required to issue, register the transfer of or exchange that portion of this Global Note with respect to which such option has been exercised.

Subject to the foregoing, this Global Note is not exchangeable, except for a Global Note or Global Notes in an equal aggregate Principal Amount to be registered in the name of the Depositary or its nominee.

Events of Default

In the event that (i) Financement-Québec shall default in the payment of principal of or premium or interest on this Global Note as and when the same shall be due and payable, and such default shall continue for a period of 45 days, or (ii) default shall be made in the due performance or observance by Financement-Québec of any covenant or agreement contained in the Global Notes, other than the payment of principal, premium or interest, or in the Fiscal Agency Agreement, and such default shall continue for a period of 60 days, or (iii) Financement-Québec or Québec shall default in the payment of any principal of or premium or interest on any indebtedness (direct or under a guarantee) for borrowed money, other than the Global Notes, as and when the same shall be due and payable, and such default shall continue for a period of 45 days, provided that the foregoing shall not be taken into account so long as the aggregate principal amount of all such indebtedness (direct or under a guarantee) for borrowed money with respect to which the foregoing has occurred does not exceed U.S.$50,000,000 (or its equivalent in other currencies), then at any time thereafter and during the continuance of such default the Holder of this Global Note (or its proxy) may deliver or cause to be delivered to Financement-Québec and Québec (with a copy to the Fiscal Agent) a written notice that such Holder elects to declare the principal of the Note or Notes held by him (the serial number or numbers of the Global Note representing such Notes and the Principal Amount of the Notes owned by him and the subject of such declaration being set forth in such notice) to be due and payable and, in the cases falling within either (i) or (iii) above, on the 15th day after delivery of such notice, or, in the cases falling within (ii) above, on the 30th day after delivery of such notice, the principal of the Note or Notes referred to in such notice plus any premium and accrued interest thereon shall become due and payable at the places for payment herein specified, unless prior to that time all such defaults theretofore existing shall have been cured.

Modification

The Fiscal Agency Agreement and the Global Notes may be amended by Financement-Québec, the Guarantor and the Fiscal Agent without notice to, or the consent of, the holder of any Global Note, for the purpose of (i) curing any ambiguity; (ii) curing, correcting or supplementing any defective provisions contained herein or therein; or (iii) in any other manner which Financement-Québec and the Guarantor, acting on the advice of independent counsel, may deem necessary or desirable and which will not be inconsistent with the Fiscal Agency Agreement or the Global Notes and which in the reasonable opinion of Financement-Québec and the Guarantor, on the one hand, and the Fiscal Agent upon receiving an opinion of such independent counsel satisfactory to the Fiscal Agent, on the other hand, will not adversely affect the interests of the holders of Global Notes.

The Fiscal Agency Agreement contains provisions for convening meetings of registered holders of Global Notes to modify or amend by Extraordinary Resolution (as defined in the Fiscal Agency Agreement) the Fiscal Agency Agreement (except as provided in the immediately preceding paragraph) and the Global Notes (including the terms and conditions thereof) or waive future compliance therewith or past default thereon by Financement-Québec. An Extraordinary Resolution duly passed at any such meeting shall be binding on all holders of Global Notes, whether present or not; provided, however, that no such modification or amendment to the Fiscal Agency Agreement or to the terms and conditions of the Global Notes or any other action taken may, without the consent of the holder of each such Global Note affected thereby: (a) change the Stated Maturity or the Interest Payment Date(s) of any such Global Note; (b) reduce the Principal Amount of or rate of interest on any such Global Note; (c) change the currency of payment of any such Global Note; (d) impair the right to institute suit for the enforcement of any payment on or with respect to such Global Note or the guarantee of the Guarantor; (e) reduce the percentage of the holders of Global Notes necessary to modify or amend the Fiscal Agency Agreement or the terms and conditions of the Global Notes or reduce the percentage of votes required for the taking of action or the quorum required at any meeting of holders of Global Notes; or (f) reduce the percentage of outstanding Global Notes necessary to waive any future compliance or past default.

Future Holders

Any action by the Holder of this Global Note shall bind all future Holders of this Global Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by Financement-Québec or by the Fiscal Agent in pursuance of such action.

Notices

All notices to the Holders of Global Notes will be given in writing mailed, first-class postage prepaid, to each Holder at each Holder's address as it appears in the Note Register. Any such notice shall be deemed to have been given on the date of such mailing.

However, when Certificated Notes are outstanding, all notices to the Holders of Notes will be published in English in New York, New York in The Wall Street Journal and in Toronto, Ontario in The Globe & Mail and in French in Montréal, Québec in La Presse. If at any time publication in any such newspaper is not practicable, notices will be valid if published in an English language newspaper, or, if in Québec, a French language newspaper, with general circulation in the respective market regions as Financement-Québec, with the approval of the Fiscal Agent, shall determine. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once or on different dates, on the first date on which publication is made.

Office or Agency of Financement-Québec

So long as this Global Note shall be outstanding, Financement-Québec will maintain an office or agency for the payment of the principal of and premium, if any, and interest on this Global Note as herein provided in The City of New York, and an office or agency in The City of New York for the registration, transfer and exchange as aforesaid of the Notes. Financement-Québec may designate other agencies for the payment of said principal and premium, if any, and interest at such place or places (subject to applicable laws and regulations) as Financement-Québec may decide. So long as there shall be a Fiscal Agent, Financement-Québec shall keep the Fiscal Agent advised of the names and locations of such agencies, if any are so designated.

No recourse under or upon any covenant contained in this Global Note or because of the creation of the indebtedness represented hereby shall be had against any official or other representative, past, present or future, as such, of Financement-Québec whether by virtue of any statute or rule of law or by the enforcement of any assessment or penalty or otherwise, it being expressly agreed and understood that this Global Note is solely the obligation of Financement-Québec and that no personal liability whatever shall attach to or be incurred by any such officials or other representatives, as such, because of the execution of this Global Note.

Prescription

Under current Québec law, Financement-Québec's obligation to make any payment on the Notes shall be extinguished three years after the date such payment is due unless the right to such payment is judicially exercised prior to the expiration of such three-year period.

Governing Law

The Fiscal Agency Agreement and the Notes shall be construed in accordance and governed by the laws of Québec and the laws of Canada applicable therein.

Financement-Québec and Québec irrevocably consent to the fullest extent permitted by law to the giving of any relief (including, without limitation, the making, enforcement or execution against any property of any order or judgment) made or given in connection with any proceedings arising out of or in connection with the Fiscal Agency Agreement and the Notes.

U.S. Dollars

Reference in this Global Note to "U.S. dollars" is to the currency of the United States of America.

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably requests and instructs Financement-Québec to repay the within Global Note (or portion thereof specified below) pursuant to its terms at the Repayment Price, to the undersigned at:

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF THE UNDERSIGNED)

If less than the entire Principal Amount of the within Global Note is to be repaid, specify the portion thereof which the Holder elects to have repaid:                                        ; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the Holder for the portion of the within Global Note not being repaid (in the absence of any such specification, one such Global Note will be issued for the portion not being repaid) :                                        .

Dated:
NOTICE: This signature on this Option to Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.

GUARANTEE BY QUÉBEC

By virtue of the powers conferred by the Parlement du Québec and of the authorization of the Gouvernement du Québec under Order in Council No 668-2003 dated June 18, 2003, adopted by the Gouvernement du Québec, as such Order in Council may be further amended or replaced, Québec hereby irrevocably and unconditionally guarantees to the holder of the Global Note to which this guarantee is attached and pledges its full faith and credit for the due and punctual payment of the principal of said Global Notes and premium, if any, and the interest thereon upon default in payment by Financement-Québec, as and when the same shall respectively become due and payable (without taking into account any applicable grace period or notice period set out in the terms and conditions of the Notes), whether at stated maturity, upon previous call for redemption or by acceleration or otherwise; and Québec hereby expressly waives the benefits of discussion and division and any notice, protest, demand or previous claim.

This Guarantee shall be construed in accordance with, and governed by, the laws of Québec and the laws of Canada applicable therein.

Québec irrevocably consents to the fullest extent permitted by law to the giving of any relief (including, without limitation, the making or enforcement of any order or judgment) made or given in connection with any proceedings arising out of or in connection with this Guarantee

Dated as of

Executed in The City of New York on behalf of Québec.

QUÉBEC
By:	Authorized Signatory

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Re: Fiscal Agency Agreement
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